UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management, LLC Harborside 5, 185 Hudson Street, Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1. Reports to Stockholders

This filing is on behalf of five of the six series of portfolios of SunAmerica Series, Inc.

ANNUAL REPORT 2017

SunAmerica Series, Inc.

■  AIG Asset Allocation Funds

■  AIG Focused Dividend Strategy Fund

■  AIG Strategic Value Fund

■  AIG Select Dividend Growth Fund

aig.com/funds

Table of Contents

A Message from the President	2
Expense Example	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	11
Portfolio of Investments	16
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	49
Approval of the Investment Advisory and Management Agreement	50
Director and Officer Information	55
Shareholder Tax Information	58
Comparisons: Funds vs. The Indices	59

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

We are pleased to present this annual update for the SunAmerica Series, Inc. (the "Series"), including the AIG Multi-Asset Allocation Fund, AIG Active Allocation Fund, AIG Focused Dividend Strategy Fund, AIG Strategic Value Fund and AIG Select Dividend Growth Fund (the "Funds") for the 12-month period ended October 31, 2017.

Please note that effective February 28, 2017, SunAmerica Mutual Funds were rebranded as AIG Funds, and each Fund's name was changed accordingly. SunAmerica Asset Management, LLC, the investment adviser to each Fund, continues to serve as investment adviser of the Funds and retains its current name. In addition, there was no change in the Funds' investment goals or strategies, portfolio managers or ticker symbols in connection with the rebranding.

From a broad perspective, the 12 months ended October 31, 2017, was a period wherein global equity markets rallied and global fixed income markets and commodities also delivered positive, albeit far more modest, returns, amidst a backdrop of unexpected political events both in the U.S. and abroad, heightened geopolitical risk and three Federal Reserve (the "Fed") interest rate increases.

Soon after the annual period began in November 2016, stocks rallied following Donald Trump's unexpected victory in the U.S. presidential election. U.S. equities markets and credit markets alike performed strongly during November and December 2016 on expectations the then-incoming U.S. Administration would reduce regulatory restrictions and increase fiscal stimulus, including implementing tax reform and boosting infrastructure spending. However, emerging markets equities fell on concerns about higher inflation, a stronger U.S. dollar and trade protectionism rhetoric from then-candidate Trump. Global sovereign bond prices, led by U.S. Treasuries, also declined on anticipation of higher inflation. Commodities rallied, with energy registering the largest advance.

For the first ten months of 2017, global equities generally maintained their rally. A broad-based expansion of economic growth, supportive monetary policy, benign inflation and strong corporate earnings growth helped drive equity markets higher, despite European political uncertainty, growing doubts about the new U.S. Administration's ability to implement its agenda and heightened geopolitical risk, especially between the U.S. and North Korea. Market participants seemed to breathe a sigh of relief in May 2017 after the independent centrist candidate won the French presidential election by a wide margin – a victory widely seen as supportive for the stability of the European Union. In China, manufacturing and services data surprised on the upside, which was seen as a positive sign for global economic growth. Emerging market equities in particular rebounded strongly, drawing support from dissipated concerns about the U.S. Administration, improving fundamentals, growing economies, a weaker U.S. dollar and encouraging corporate earnings. Global fixed income markets also generated positive, though significantly more muted, returns, as elevated political uncertainty, escalating geopolitical tensions and serial disappointments in inflation data helped contain the increase in sovereign yields prompted by widespread, albeit gradual, central bank policy normalization following long-standing loose monetary policies. The Fed, after raising the targeted federal funds rate in December 2016 and again in March and June 2017, began tapering its asset purchases in October 2017 and continued to project another rate hike later in 2017. The European Central Bank similarly announced in October 2017 that it would reduce its monthly asset purchases beginning in January 2018. Strong growth and inflation data prompted the Bank of Canada to surprise the markets with two consecutive rate hikes – the first time it tightened monetary policy in seven years. The Bank of England signaled it was close to raising rates over the coming months, despite uncertainty about the post-Brexit economic growth outlook. Meanwhile, robust economic data and continued demand for yield-producing assets supported credit markets. Commodities pulled back during the first half of 2017, led by weakness in the energy sector, but then rallied during the last four months of the annual period, led by regained strength in the energy and industrial metals sectors, as a weaker U.S. dollar and supply/demand imbalances drove prices higher.

During the annual period overall, U.S. equities and non-U.S. equities, as measured by the S&P 500 Index* and MSCI EAFE Index,* respectively, performed in line with each other, though emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index* and MSCI World Index,* respectively.

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

Within the U.S. equity market, small-cap stocks performed best, followed by large-cap stocks and then mid-cap stocks. Growth stocks significantly outpaced value stocks across the capitalization spectrum.

Whether you invest in any of our Funds separately or you invest in a mix of AIG Funds through our Asset Allocation Strategies, we believe our mutual funds may provide valuable tools for investors and their financial advisers to help optimize their asset allocations amidst whatever market conditions may arise.

On the following pages, you will find financial statements and portfolio information for each of the Series Funds for the annual period ended October 31, 2017. You will also find a comprehensive review of the Funds' performance and management strategies.

Thank you for being a part of the Series Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management, LLC

Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.

*  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of 21 developed markets, excluding the US & Canada. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of 23 emerging markets. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The AIG Focused Dividend Strategy Fund holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. The AIG Select Dividend Growth Fund holds up to 40 high-dividend yielding common stocks selected annually from the Russell 1000 Index. The AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund are funds-of-funds, allocated and monitored by SunAmerica Asset Management, LLC.

EXPENSE EXAMPLE — October 31, 2017 — (unaudited)

Disclosure of Fund Expenses in Shareholder Reports

As a shareholder of a Fund in the SunAmerica Series, Inc. (the "Series"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and account maintenance fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2017 and held until October 31, 2017.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2017" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2017" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2017" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2017" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2017" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2017" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2017" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Funds' Prospectuses, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2017 — (unaudited) (continued)

	Actual			Hypothetical
Fund	Beginning Account Value At May 1, 2017	Ending Account Value Using Actual Return at October 31, 2017	Expenses Paid During the Six Months Ended October 31, 2017*	Beginning Account Value At May 1, 2017	Ending Account Value Using a Hypothetical 5% Annual Return at October 31, 2017*	Expenses Paid During the Six Months Ended October 31, 2017*	Annualized Expense Ratio*
AIG Multi-Asset Allocation Fund†@
Class A	$1,000.00	$1,062.25	$0.94	$1,000.00	$1,024.30	$0.92	0.18%
Class B#	$1,000.00	$1,058.93	$4.67	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,058.96	$4.26	$1,000.00	$1,021.07	$4.18	0.82%
Class I#	$1,000.00	$1,062.28	$1.30	$1,000.00	$1,023.95	$1.28	0.25%
AIG Active Allocation Fund†@
Class A	$1,000.00	$1,064.06	$1.09	$1,000.00	$1,024.15	$1.07	0.21%
Class B#	$1,000.00	$1,061.03	$4.68	$1,000.00	$1,020.67	$4.58	0.90%
Class C#	$1,000.00	$1,060.81	$4.42	$1,000.00	$1,020.92	$4.33	0.85%
Class I#	$1,000.00	$1,063.83	$1.30	$1,000.00	$1,023.95	$1.28	0.25%
AIG Focused Dividend Strategy Fund@
Class A	$1,000.00	$1,062.10	$5.35	$1,000.00	$1,020.01	$5.24	1.03%
Class B	$1,000.00	$1,058.11	$8.77	$1,000.00	$1,016.69	$8.59	1.69%
Class C	$1,000.00	$1,058.68	$8.72	$1,000.00	$1,016.74	$8.54	1.68%
Class W	$1,000.00	$1,062.71	$4.32	$1,000.00	$1,021.02	$4.23	0.83%
AIG Strategic Value Fund@
Class A	$1,000.00	$1,064.10	$7.34	$1,000.00	$1,018.10	$7.17	1.41%
Class C	$1,000.00	$1,060.51	$10.80	$1,000.00	$1,014.72	$10.56	2.08%
Class W#	$1,000.00	$1,063.75	$7.91	$1,000.00	$1,017.54	$7.73	1.52%
AIG Select Dividend Growth Fund@
Class A#	$1,000.00	$1,054.85	$8.60	$1,000.00	$1,016.84	$8.44	1.66%
Class C#	$1,000.00	$1,051.05	$12.25	$1,000.00	$1,013.26	$12.03	2.37%
Class W#	$1,000.00	$1,055.65	$7.88	$1,000.00	$1,017.54	$7.73	1.52%

*  Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Funds' prospectuses, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2017" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2017" and the "Annualized Expense Ratio" would have been lower.

†  Does not include the expenses of the underlying funds that the Funds bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2017" and the "Annualized Expense Ratio" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

@  See Note 1

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2017

	AIG Multi-Asset Allocation Fund#	AIG Active Allocation Fund#	AIG Focused Dividend Strategy Fund#	AIG Strategic Value Fund#	AIG Select Dividend Growth Fund#
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$13,835,364,291	$237,931,798	$43,165,288
Investments at value (affiliated)*		272,923,744	152,539,128	299,278,374
Repurchase agreements (cost approximates value)	—	—	55,444,000	—	177,000
Cash	—	—	24,248,347	—	605
Receivable for:
Fund shares sold	22,064	45,268	19,997,375	16,214	7,900
Dividends and interest	—	—	27,790,808	258,560	63,087
Investments sold	—	—	297,981,773	1,902,472	—
Prepaid expenses and other assets	5,564	5,537	14,440	5,838	5,490
Due from investment adviser for expense reimbursements/fee waivers	—	4,075	—	7,583	6,832
Total assets	272,951,372	152,594,008	14,560,119,408	240,122,465	43,426,202
LIABILITIES:
Payable for:
Fund shares redeemed	94,806	60,747	16,573,283	354,933	770
Investments purchased	—	—	322,750,756	—	—
Investment advisory and management fees	23,214	12,938	5,280,501	153,239	27,660
Distribution and account maintenance fees	56,980	33,496	4,944,585	98,680	13,678
Service fees—Class W	—	—	708,057	327	80
Transfer agent fees and expenses	17,526	8,031	2,806,212	55,827	8,705
Directors' fees and expenses	—	—	1,473	337	277
Other accrued expenses	67,518	73,420	1,350,770	36,061	77,375
Due to investment adviser for expense recoupments	863	—	—	—	—
Due to custodian	—	79	—	—	—
Line of credit	—	—	—	250,081	—
Total liabilities	260,907	188,711	354,415,637	949,485	128,545
Net Assets	$272,690,465	$152,405,297	$14,205,703,771	$239,172,980	$43,297,657
*Cost
Investments (unaffiliated)	$—	$—	$12,285,389,411	$209,425,829	$40,122,007
Investments (affiliated)	$249,274,270	$136,724,223	$537,990,463	$—	$—

#See Note 1

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2017 — (continued)

	AIG Multi-Asset Allocation Fund#	AIG Active Allocation Fund#	AIG Focused Dividend Strategy Fund#	AIG Strategic Value Fund#	AIG Select Dividend Growth Fund#
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$1,497	$870	$75,730	$801	$255
Paid-in capital	275,956,713	138,198,749	11,807,306,937	209,474,395	37,917,246
	275,958,210	138,199,619	11,807,382,667	209,475,196	37,917,501
Accumulated undistributed net investment income (loss)	1,746,733	358,724	4,742,569	1,432,230	(3)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from Underlying Funds	(28,663,952)	(1,967,951)	1,082,315,744	(240,415)	2,336,878
Unrealized appreciation (depreciation) on investments	23,649,474	15,814,905	1,311,262,791	28,505,969	3,043,281
Net Assets	$272,690,465	$152,405,297	$14,205,703,771	$239,172,980	$43,297,657
Class A:
Net assets	$169,483,929	$91,194,206	$4,598,191,718	$186,261,069	$40,916,840
Shares outstanding	9,279,727	5,195,585	244,442,421	6,130,878	2,413,765
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$18.26	$17.55	$18.81	$30.38	$16.95
Maximum sales charge (5.75% of offering price)	1.11	1.07	1.15	1.85	1.03
Maximum offering price to public	$19.37	$18.62	$19.96	$32.23	$17.98
Class B:
Net assets	$19,438,407	$13,030,637	$424,997,957	$—	$—
Shares outstanding	1,070,808	749,081	22,773,237	—	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$18.15	$17.40	$18.66	$—	$—
Class C:
Net assets	$83,431,527	$47,568,539	$3,682,928,492	$50,353,293	$1,745,784
Shares outstanding	4,598,309	2,723,617	197,467,330	1,795,581	103,436
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$18.14	$17.47	$18.65	$28.04	$16.88
Class I:
Net assets	$336,602	$611,915	—	—	—
Shares outstanding	18,442	34,794	—	—	—
Net asset value, offering and redemption price per share	$18.25	$17.59	$—	$—	$—
Class W:
Net assets	$—	$—	$5,499,585,604	$2,558,618	$635,033
Shares outstanding	—	—	292,619,076	84,251	37,560
Net asset value, offering and redemption price per share	$—	$—	$18.79	$30.37	$16.91

# See Note 1

See Notes to Financial Statements.

STATEMENT OF OPERATIONS — For the year ended October 31, 2017

	AIG Multi-Asset Allocation Fund#	AIG Active Allocation Fund#	AIG Focused Dividend Strategy Fund#	AIG Strategic Value Fund#	AIG Select Dividend Growth Fund#
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$442,769,324	$5,567,132	$1,407,150
Dividends (affiliated)	3,959,501	2,613,247	37,403,609	—	—
Interest (unaffiliated)	—	—	328,908	1,020	167
Total investment income*	3,959,501	2,613,247	480,501,841	5,568,152	1,407,317
Expenses:
Investment advisory and management fees	272,085	150,234	58,786,271	1,799,853	329,973
Distribution and service maintenance fees:
Class A	—	—	16,613,674	650,320	144,902
Class B	133,656	89,784	4,090,408	—	—
Class C	576,552	325,738	37,414,244	524,966	15,210
Service fees—Class W	—	—	7,008,406	1,325	1,098
Transfer agent fees and expenses:
Class A	42,601	19,453	10,667,026	441,023	93,442
Class B	6,640	3,617	918,392	—	—
Class C	15,001	7,076	8,315,746	122,577	4,523
Class I .	875	903	—	—	—
Class W	—	—	10,386,099	3,994	2,406
Registration fees:
Class A	20,709	20,415	158,472	20,994	23,121
Class B	15,044	13,066	28,517	—	—
Class C	17,999	18,269	143,791	15,298	15,911
Class I .	2,415	16,903	—	—	—
Class W	—	—	210,213	29,567	16,259
Custodian and accounting fees	12,000	11,983	1,371,033	27,900	25,001
Reports to shareholders .	52,547	26,791	1,214,941	28,677	9,017
Audit and tax fees	41,947	41,952	55,675	54,604	43,230
Legal fees	17,868	16,962	372,704	24,411	14,086
Directors' fees and expenses	11,268	5,893	582,141	9,056	1,301
Interest expense .	—	—	—	732	95
Other expenses	21,679	19,387	282,212	25,276	19,599
Total expenses before fee waivers, expense reimbursements, and expense recoupments	1,260,886	788,426	158,619,965	3,780,573	759,174
Net (fees waived and expenses reimbursed)/recouped by investment advisor/distributor (Note 3)	(5,589)	(23,913)	—	(28,729)	(31,827)
Net expenses .	1,255,297	764,513	158,619,965	3,751,844	727,347
Net investment income (loss)	2,704,204	1,848,734	321,881,876	1,816,308	679,970
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	1,164,519,812	21,239,413	2,485,310
Net realized gain (loss) on investments (affiliated)	3,430,095	1,676,438	(9,572,492)	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	1,625,267	678,299	—	—	—
Net realized gain (loss) on investments and foreign currencies	5,055,362	2,354,737	1,154,947,320	21,239,413	2,485,310
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	795,708,978	18,012,826	3,598,165
Change in unrealized appreciation (depreciation) on investments (affiliated)	29,044,978	16,079,652	(240,658,256)	—	—
Net unrealized gain (loss) on investments and foreign currencies	29,044,978	16,079,652	555,050,722	18,012,826	3,598,165
Net realized and unrealized gain (loss) on investments and foreign currencies	34,100,340	18,434,389	1,709,998,042	39,252,239	6,083,475
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,804,544	$20,283,123	$2,031,879,918	$41,068,547	$6,763,445
* Net of foreign withholding taxes on interest and dividends of .	$—	$—	$—	$344	$—

# See Note 1

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	AIG Multi-Asset Allocation Fund#		AIG Active Allocation Fund#		AIG Focused Dividend Strategy Fund#
	For the year ended October 31, 2017	For the year ended October 31, 2016	For the year ended October 31, 2017	For the year ended October 31, 2016	For the year ended October 31, 2017	For the year ended October 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,704,204	$2,378,303	$1,848,734	$1,854,856	$321,881,876	$326,671,261
Net realized gain (loss) on investments and foreign currencies	5,055,362	19,384,688	2,354,737	7,858,860	1,154,947,320	30,304,807
Net unrealized gain (loss) on investments and foreign currencies	29,044,978	(16,891,712)	16,079,652	(6,835,986)	555,050,722	126,513,872
Net increase (decrease) in net assets resulting from operations	36,804,544	4,871,279	20,283,123	2,877,730	2,031,879,918	483,489,940
Distributions to shareholders from:
Net investment income (Class A)	(1,960,035)	(2,548,322)	(1,236,226)	(1,649,933)	(143,611,777)	(114,910,752)
Net investment income (Class B)	(112,069)	(207,561)	(109,986)	(207,712)	(9,833,966)	(6,806,522)
Net investment income (Class C)	(559,128)	(911,508)	(409,346)	(795,385)	(90,184,893)	(63,976,222)
Net investment income (Class I)	(3,267)	(4,046)	(7,745)	(10,155)	—	—
Net investment income (Class W)	—	—	—	—	(149,140,581)	(78,293,740)
Net realized gain on securities (Class A)	—	—	—	—	(11,748,902)	(278,819,299)
Net realized gain on securities (Class B)	—	—	—	—	(932,932)	(22,669,819)
Net realized gain on securities (Class C)	—	—	—	—	(8,836,605)	(203,619,789)
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class W)	—	—	—	—	(8,862,521)	(157,260,351)
Total distributions to shareholders	(2,634,499)	(3,671,437)	(1,763,303)	(2,663,185)	(423,152,177)	(926,356,494)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	(30,598,698)	(29,990,992)	(12,925,676)	(14,850,688)	214,485,396	2,905,079,348
Total increase (decrease) in net assets	3,571,347	(28,791,150)	5,594,144	(14,636,143)	1,823,213,137	2,462,212,794
NET ASSETS:
Beginning of period	269,119,118	297,910,268	146,811,153	161,447,296	12,382,490,634	9,920,277,840
End of period†	$272,690,465	$269,119,118	$152,405,297	$146,811,153	$14,205,703,771	$12,382,490,634
† Includes accumulated undistributed net investment income (loss)	$1,746,733	$1,677,028	$358,724	$273,293	$4,742,569	$75,631,910

# See Note 1

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	AIG Strategic Value Fund#		AIG Select Dividend Growth Fund#
	For the year ended October 31, 2017	For the year ended October 31, 2016	For the year ended October 31, 2017	For the year ended October 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$1,816,308	$3,094,110	$679,970	$733,287
Net realized gain (loss) on investments and foreign currencies	21,239,413	(1,376,467)	2,485,310	622,679
Net unrealized gain (loss) on investments and foreign currencies	18,012,826	1,954,804	3,598,165	1,427,027
Net increase (decrease) in net assets resulting from operations	41,068,547	3,672,447	6,763,445	2,782,993
Distributions to shareholders from:
Net investment income (Class A)	(2,447,435)	(2,626,523)	(701,219)	(723,552)
Net investment income (Class B)	—	—	—	—
Net investment income (Class C)	(419,293)	(497,824)	(16,138)	(10,336)
Net investment income (Class I)	—	—	—	—
Net investment income (Class W)	—	—	(14,694)	(3,222)
Net realized gain on securities (Class A)	—	—	(661,943)	(4,471,386)
Net realized gain on securities (Class B)	—	—	—	—
Net realized gain on securities (Class C)	—	—	(23,716)	(145,530)
Net realized gain on securities (Class I)	—	—	—	—
Net realized gain on securities (Class W)	—	—	(16,702)	(10,204)
Total distributions to shareholders	(2,866,728)	(3,124,347)	(1,434,412)	(5,364,230)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	(26,789,792)	(14,379,034)	(2,854,955)	(10,298,302)
Total increase (decrease) in net assets	11,412,027	(13,830,934)	2,474,078	(12,879,539)
NET ASSETS:
Beginning of period	227,760,953	241,591,887	40,823,579	53,703,118
End of period†	$239,172,980	$227,760,953	$43,297,657	$40,823,579
† Includes accumulated undistributed net investment income (loss)	$1,432,230	$2,482,650	$(3)	$49,572

# See Note 1

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
AIG MULTI-ASSET ALLOCATION FUND#
Class A
10/31/13	$13.09	$0.13	$2.25	$2.38	$(0.15)	$—	$(0.15)	$15.32	18.37%	$180,231	0.21%		0.90%		51%
10/31/14	15.32	0.17	1.00	1.17	(0.32)	—	(0.32)	16.17	7.79	184,435	0.19		1.06		32
10/31/15	16.17	0.17	(0.09)	0.08	(0.25)	—	(0.25)	16.00	0.51	165,216	0.19		1.02		3
10/31/16	16.00	0.18	0.18	0.36	(0.25)	—	(0.25)	16.11	2.33	154,476	0.20		1.14		18
10/31/17	16.11	0.22	2.14	2.36	(0.21)	—	(0.21)	18.26	14.75	169,484	0.20		1.26		12
Class B
10/31/13	$12.97	$0.04	$2.22	$2.26	$(0.04)	$—	$(0.04)	$15.19	17.49%	$41,127	0.89%		0.26%		51%
10/31/14	15.19	0.06	1.00	1.06	(0.21)	—	(0.21)	16.04	7.04	32,172	0.87		0.40		32
10/31/15	16.04	0.06	(0.09)	(0.03)	(0.13)	—	(0.13)	15.88	(0.17)	26,435	0.90		0.35		3
10/31/16	15.88	0.07	0.19	0.26	(0.13)	—	(0.13)	16.01	1.65	21,705	0.88		0.45		18
10/31/17	16.01	0.10	2.13	2.23	(0.09)	—	(0.09)	18.15	13.95	19,438	0.90	(4)	0.56	(4)	12
Class C
10/31/13	$12.98	$0.04	$2.23	$2.27	$(0.05)	$—	$(0.05)	$15.20	17.59%	$133,267	0.84%		0.28%		51%
10/31/14	15.20	0.07	1.00	1.07	(0.22)	—	(0.22)	16.05	7.14	122,388	0.83		0.43		32
10/31/15	16.05	0.06	(0.09)	(0.03)	(0.14)	—	(0.14)	15.88	(0.15)	105,928	0.84		0.39		3
10/31/16	15.88	0.08	0.18	0.26	(0.14)	—	(0.14)	16.00	1.67	92,667	0.84		0.50		18
10/31/17	16.00	0.11	2.13	2.24	(0.10)	—	(0.10)	18.14	14.05	83,432	0.84		0.62		12
Class I
10/31/13	$13.09	$0.12	$2.24	$2.36	$(0.14)	$—	$(0.14)	$15.31	18.24%	$459	0.25	%(4)	0.84	%(4)	51%
10/31/14	15.31	0.17	0.99	1.16	(0.32)	—	(0.32)	16.15	7.68	321	0.25	(4)	1.11	(4)	32
10/31/15	16.15	0.15	(0.07)	0.08	(0.24)	—	(0.24)	15.99	0.51	331	0.25	(4)	0.93	(4)	3
10/31/16	15.99	0.17	0.18	0.35	(0.24)	—	(0.24)	16.10	2.25	272	0.25	(4)	1.07	(4)	18
10/31/17	16.10	0.20	2.15	2.35	(0.20)	—	(0.20)	18.25	14.71	337	0.25	(4)	1.19	(4)	12

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Funds bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/13	10/31/14	10/31/15	10/31/16	10/31/17
AIG Multi-Asset Allocation Class B	—%	—%	—%	—%	0.01%
AIG Multi-Asset Allocation Class I	0.33	0.27	0.19	1.49	0.98

#  See Note 1

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
AIG ACTIVE ALLOCATION FUND#
Class A
10/31/13	$12.92	$0.17	$1.99	$2.16	$(0.17)	$—	$(0.17)	$14.91	16.86%	$93,392	0.22%		1.20%		70%
10/31/14	14.91	0.21	0.92	1.13	(0.39)	—	(0.39)	15.65	7.67	92,459	0.22		1.40		38
10/31/15	15.65	0.23	(0.17)	0.06	(0.28)	—	(0.28)	15.43	0.37	85,145	0.22		1.48		6
10/31/16	15.43	0.23	0.16	0.39	(0.31)	—	(0.31)	15.51	2.59	79,796	0.22		1.53		29
10/31/17	15.51	0.25	2.03	2.28	(0.24)	—	(0.24)	17.55	14.81	91,194	0.23		1.51		12
Class B
10/31/13	$12.83	$0.07	$1.99	$2.06	$(0.09)	$—	$(0.09)	$14.80	16.16%	$20,980	0.90	%(4)	0.53	%(4)	70%
10/31/14	14.80	0.11	0.90	1.01	(0.29)	—	(0.29)	15.52	6.95	18,589	0.90	(4)	0.72	(4)	38
10/31/15	15.52	0.13	(0.19)	(0.06)	(0.17)	—	(0.17)	15.29	(0.38)	15,704	0.90	(4)	0.81	(4)	6
10/31/16	15.29	0.13	0.17	0.30	(0.21)	—	(0.21)	15.38	1.98	14,091	0.90	(4)	0.85	(4)	29
10/31/17	15.38	0.14	2.01	2.15	(0.13)	—	(0.13)	17.40	14.02	13,031	0.90	(4)	0.84	(4)	12
Class C
10/31/13	$12.88	$0.08	$1.98	$2.06	$(0.09)	$—	$(0.09)	$14.85	16.10%	$68,940	0.87%		0.56%		70%
10/31/14	14.85	0.11	0.91	1.02	(0.30)	—	(0.30)	15.57	6.95	67,520	0.86		0.76		38
10/31/15	15.57	0.13	(0.18)	(0.05)	(0.17)	—	(0.17)	15.35	(0.28)	60,073	0.87		0.84		6
10/31/16	15.35	0.14	0.16	0.30	(0.21)	—	(0.21)	15.44	2.01	52,428	0.86		0.90		29
10/31/17	15.44	0.14	2.02	2.16	(0.13)	—	(0.13)	17.47	14.06	47,569	0.88		0.86		12
Class I
10/31/13	$12.94	$0.16	$2.01	$2.17	$(0.17)	$—	$(0.17)	$14.94	16.89%	$798	0.25	%(4)	1.18	%(4)	70%
10/31/14	14.94	0.23	0.89	1.12	(0.38)	—	(0.38)	15.68	7.61	551	0.25	(4)	1.47	(4)	38
10/31/15	15.68	0.23	(0.18)	0.05	(0.27)	—	(0.27)	15.46	0.34	526	0.25	(4)	1.44	(4)	6
10/31/16	15.46	0.23	0.16	0.39	(0.31)	—	(0.31)	15.54	2.57	497	0.25	(4)	1.50	(4)	29
10/31/17	15.54	0.24	2.05	2.29	(0.24)	—	(0.24)	17.59	14.82	612	0.25	(4)	1.48	(4)	12

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Funds bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/13	10/31/14	10/31/15	10/31/16	10/31/17
AIG Active Allocation Class B	0.03%	0.02%	0.04%	0.08%	0.05%
AIG Active Allocation Class I	1.51	1.74	2.26	1.45	3.16

#  See Note 1

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
AIG FOCUSED DIVIDEND STRATEGY FUND#
Class A
10/31/13	$13.18	$0.43	$4.44	$4.87	$(0.42)	$(0.17)	$(0.59)	$17.46	38.00%	$3,894,978	0.98%		2.88%		42%
10/31/14	17.46	0.43	1.19	1.62	(0.41)	(0.57)	(0.98)	18.10	9.78	3,783,631	1.07		2.47		47
10/31/15	18.10	0.39	0.62	1.01	(0.42)	(1.08)	(1.50)	17.61	6.32	4,213,860	1.06		2.26		56
10/31/16	17.61	0.51	0.12	0.63	(0.42)	(1.16)	(1.58)	16.66	4.38	4,849,219	1.05		3.16		60
10/31/17	16.66	0.45	2.28	2.73	(0.54)	(0.04)	(0.58)	18.81	16.57	4,598,192	1.04		2.52		45
Class B
10/31/13	$13.12	$0.33	$4.41	$4.74	$(0.33)	$(0.17)	$(0.50)	$17.36	37.05%	$237,272	1.64%		2.23%		42%
10/31/14	17.36	0.31	1.19	1.50	(0.30)	(0.57)	(0.87)	17.99	9.10	293,561	1.72		1.82		47
10/31/15	17.99	0.28	0.61	0.89	(0.31)	(1.08)	(1.39)	17.49	5.61	337,033	1.71		1.61		56
10/31/16	17.49	0.41	0.13	0.54	(0.32)	(1.16)	(1.48)	16.55	3.79	381,223	1.70		2.53		60
10/31/17	16.55	0.33	2.25	2.58	(0.43)	(0.04)	(0.47)	18.66	15.73	424,998	1.69		1.85		45
Class C
10/31/13	$13.13	$0.32	$4.41	$4.73	$(0.33)	$(0.17)	$(0.50)	$17.36	37.00%	$1,922,796	1.63%		2.16%		42%
10/31/14	17.36	0.31	1.18	1.49	(0.30)	(0.57)	(0.87)	17.98	9.05	2,489,569	1.72		1.82		47
10/31/15	17.98	0.28	0.61	0.89	(0.31)	(1.08)	(1.39)	17.48	5.63	3,008,527	1.71		1.61		56
10/31/16	17.48	0.40	0.13	0.53	(0.32)	(1.16)	(1.48)	16.53	3.75	3,628,575	1.70		2.51		60
10/31/17	16.53	0.33	2.26	2.59	(0.43)	(0.04)	(0.47)	18.65	15.80	3,682,928	1.69		1.87		45
Class W
05/15/13(4)@-10/31/13	$15.66	$0.33	$1.67	$2.00	$(0.20)	$—	$(0.20)	$17.46	12.88%	$1,023,004	0.79	%(3)(4)	2.42	%(3)(4)	42%
10/31/14	17.46	0.45	1.20	1.65	(0.45)	(0.57)	(1.02)	18.09	9.97	1,837,795	0.87		2.66		47
10/31/15	18.09	0.42	0.63	1.05	(0.46)	(1.08)	(1.54)	17.60	6.55	2,360,858	0.86		2.46		56
10/31/16	17.60	0.53	0.14	0.67	(0.46)	(1.16)	(1.62)	16.65	4.60	3,523,472	0.85		3.30		60
10/31/17	16.65	0.47	2.29	2.76	(0.58)	(0.04)	(0.62)	18.79	16.80	5,499,586	0.84		2.67		45

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

10/31/13
AIG Focused Dividend Strategy Class W	0.00	%(4)

(4)  Annualized

#  See Note 1

(@)  Inception date of class.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
AIG STRATEGIC VALUE FUND#
Class A
10/31/13	$17.88	$0.23	$4.92	(3)	$5.15	$(0.24)	$—	$(0.24)	$22.79	29.21%	$164,273	1.46%		1.16%		76%
10/31/14	22.79	0.24	3.11		3.35	(0.17)	(0.10)	(0.27)	25.87	14.83	190,621	1.42		0.98		64
10/31/15	25.87	0.36	(0.22)		0.14	(0.27)	—	(0.27)	25.74	0.56	186,699	1.43		1.39		57
10/31/16	25.74	0.37	0.10		0.47	(0.36)	—	(0.36)	25.85	1.88	175,724	1.42		1.47		56
10/31/17	25.85	0.26	4.63		4.89	(0.36)	—	(0.36)	30.38	19.04	186,261	1.42		0.90		52
Class C
10/31/13	$16.61	$0.09	$4.58	(3)	$4.67	$(0.12)	$—	$(0.12)	$21.16	28.33%	$60,267	2.12%		0.49%		76%
10/31/14	21.16	0.07	2.89		2.96	(0.06)	(0.10)	(0.16)	23.96	14.08	61,937	2.08		0.33		64
10/31/15	23.96	0.18	(0.20)		(0.02)	(0.13)	—	(0.13)	23.81	(0.09)	54,893	2.09		0.73		57
10/31/16	23.81	0.19	0.10		0.29	(0.21)	—	(0.21)	23.89	1.24	52,036	2.08		0.80		56
10/31/17	23.89	0.07	4.28		4.35	(0.20)	—	(0.20)	28.04	18.26	50,353	2.08		0.25		52
Class W
04/20/17@-10/31/17	$28.02	$0.09	$2.26		$2.35	$—	$—	$—	$30.37	8.39%	$2,559	1.52	%(4)(5)	0.58	%(4)(5)	52%

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Includes the effect of a merger.

(4)  Annualized

(5)  Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/17
AIG Strategic Value Class W	3.25	%(4)

#  See Note 1

@  Inception date of class.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
AIG SELECT DIVIDEND GROWTH FUND#
Class A
05/02/14@-10/31/14	$15.00	$0.11	$0.73	$0.84	$(0.10)	$—	$(0.10)	$15.74	5.60%	$56,419	1.69	%(4)	1.40	%(4)	4%
10/31/15	15.74	0.34	(0.04)	0.30	(0.34)	(0.02)	(0.36)	15.68	1.94	52,244	1.48		2.08		79
10/31/16	15.68	0.24	0.71	0.95	(0.24)	(1.46)	(1.70)	14.93	7.20	39,422	1.56		1.65		69
10/31/17	14.93	0.25	2.29	2.54	(0.27)	(0.25)	(0.52)	16.95	17.19	40,917	1.63		1.57		72
Class C
05/02/14@-10/31/14	$15.00	$0.05	$0.74	$0.79	$(0.06)	$—	$(0.06)	$15.73	5.27%	$108	2.37	%(4)	0.66	%(4)	4%
10/31/15	15.73	0.06	0.09	0.15	(0.24)	(0.02)	(0.26)	15.62	0.96	1,351	2.37		0.41		79
10/31/16	15.62	0.10	0.74	0.84	(0.12)	(1.46)	(1.58)	14.88	6.36	1,161	2.37		0.73		69
10/31/17	14.88	0.12	2.29	2.41	(0.16)	(0.25)	(0.41)	16.88	16.34	1,746	2.37		0.79		72
Class W
05/02/14@-10/31/14	$15.00	$0.12	$0.73	$0.85	$(0.11)	$—	$(0.11)	$15.74	5.69%	$106	1.52	%(4)	1.51	%(4)	4%
10/31/15	15.74	0.32	(0.03)	0.29	(0.36)	(0.02)	(0.38)	15.65	1.86	108	1.52		2.01		79
10/31/16	15.65	0.21	0.75	0.96	(0.26)	(1.46)	(1.72)	14.89	7.25	241	1.52		1.56		69
10/31/17	14.89	0.24	2.32	2.56	(0.29)	(0.25)	(0.54)	16.91	17.37	635	1.52		1.55		72

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/14(4)	10/31/15	10/31/16	10/31/17
AIG Select Dividend Growth Class A	0.00%	0.11%	0.02%	0.00%
AIG Select Dividend Growth Class C	19.34	2.01	0.64	0.88
AIG Select Dividend Growth Class W	19.57	19.46	5.19	2.18

(4)  Annualized

@  Commencement of Operations

#  See Note 1

See Notes to Financial Statements

AIG Multi-Asset Allocation Fund‡

PORTFOLIO PROFILE — October 31, 2017 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	51.6%
Domestic Fixed Income Investment Companies	19.2
Foreign Equity Investment Companies	10.1
Global Strategies Investment Companies	9.7
Commodity Strategy Investment Companies	9.5
100.1%

* Calculated as a percentage of net assets

‡ See Note 1

AIG Multi-Asset Allocation Fund@‡

PORTFOLIO OF INVESTMENTS — October 31, 2017

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES#—100.1%
Commodity Strategy Investment Companies—9.5%
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A† (cost $30,927,654)	3,653,543	$26,049,758
Domestic Equity Investment Companies—51.6%
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	449,610	8,457,166
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	1,647,619	27,927,147
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	901,492	27,387,339
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A†	1,207,883	19,096,636
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A†	432,213	13,774,634
SunAmerica Specialty Series, AIG Focused Multi-Cap Growth Fund, Class A	472,642	14,916,583
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	1,435,779	29,160,664
Total Domestic Equity Investment Companies (cost $113,844,332)		140,720,169
Domestic Fixed Income Investment Companies—19.2%
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	3,579,536	12,349,399
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	1,846,853	6,408,581
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	2,945,842	26,807,164
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	826,078	6,699,493
Total Domestic Fixed Income Investment Companies (cost $53,079,975)		52,264,637
Foreign Equity Investment Companies—10.1%
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	1,805,418	17,043,143
SunAmerica Equity Funds, AIG Japan Fund, Class A	1,150,847	10,449,695
Total Foreign Equity Investment Companies (cost $25,368,447)		27,492,838
Security Description	Shares	Value (Note 2)
Global Strategies Investment Companies—9.7%
SunAmerica Specialty Series, AIG Global Trends Fund, Class A†	951,316	$13,232,807
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A	832,608	13,163,535
Total Global Strategies Investment Companies (cost $26,053,862)		26,396,342
TOTAL INVESTMENTS (cost $249,274,270)(1)	100.1%	272,923,744
Liabilities in excess of other assets	(0.1)	(233,279)
NET ASSETS —	100.0%	$272,690,465

‡ See Note 1

† Non-income producing security

# See Note 5

@ The AIG Multi-Asset Allocation Fund invests in various AIG Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.aig.com/funds.

(1) See Note 6 for cost of investments on a tax basis.

AIG Multi-Asset Allocation Fund‡

PORTFOLIO OF INVESTMENTS — October 31, 2017 — (continued)

The following is a summary of the inputs used to value the Funds's net assets as of October 31, 2017 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Investment Companies	$272,923,744	$—	$—	$272,923,744

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

‡ See Note 1

See Notes to Financial Statements

AIG Active Allocation Fund‡

PORTFOLIO PROFILE — October 31, 2017 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	48.7%
Domestic Fixed Income Investment Companies	30.1
Foreign Equity Investment Companies	10.7
Global Strategies Investment Companies	8.8
Commodity Strategy Investment Companies	1.8
100.1%

* Calculated as a percentage of net assets

‡ See Note 1

AIG Active Allocation Fund@‡

PORTFOLIO OF INVESTMENTS — October 31, 2017

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES#—100.1%
Commodity Strategy Investment Companies—1.8%
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A† (cost $2,650,169)	372,141	$2,653,366
Domestic Equity Investment Companies—48.7%
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	501,855	9,439,884
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	602,463	10,211,744
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	478,931	14,549,934
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A†	329,618	5,211,264
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A†	413,709	13,184,911
SunAmerica Specialty Series, AIG Focused Multi-Cap Growth Fund, Class A	401,623	12,675,223
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	440,158	8,939,600
Total Domestic Equity Investment Companies (cost $59,896,131)		74,212,560
Domestic Fixed Income Investment Companies—30.1%
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	2,995,708	10,335,194
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	3,183,080	11,045,288
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	1,483,013	13,495,419
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	1,362,692	11,051,436
Total Domestic Fixed Income Investment Companies (cost $46,179,255)		45,927,337
Foreign Equity Investment Companies—10.7%
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	1,199,561	11,323,852
SunAmerica Equity Funds, AIG Japan Fund, Class A	545,951	4,957,235
Security Description	Shares	Value (Note 2)
Total Foreign Equity Investment Companies (cost $15,324,194)		$16,281,087
Global Strategies Investment Companies—8.8%
SunAmerica Specialty Series, AIG Global Trends Fund, Class A†	748,444	10,410,857
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A	193,164	3,053,921
Total Global Strategies Investment Companies (cost $12,674,474)		13,464,778
TOTAL INVESTMENTS (cost $136,724,223)(1)	100.1%	152,539,128
Liabilities in excess of other assets	(0.1)	(133,831)
NET ASSETS —	100.0%	$152,405,297

‡ See Note 1

† Non-income producing security

# See Note 5

@ The AIG Active Allocation Fund invests in various AIG Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.aig.com/funds.

(1) See Note 6 for cost of investments on a tax basis.

AIG Active Allocation Fund‡

PORTFOLIO OF INVESTMENTS — October 31, 2017 — (continued)

The following is a summary of the inputs used to value the Funds's net assets as of October 31, 2017 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Investment Companies	$152,539,128	$—	$—	$152,539,128

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

‡ See Note 1

See Notes to Financial Statements

AIG Focused Dividend Strategy Fund@

PORTFOLIO PROFILE — October 31, 2017 — (unaudited)

Industry Allocation*
Medical-Drugs	9.0%
Oil Companies-Integrated	6.7
Tobacco	6.6
Telephone-Integrated	6.5
Retail-Apparel/Shoe	6.2
Food-Misc./Diversified	5.4
Engines-Internal Combustion	4.1
Aerospace/Defense	4.1
Electric Products-Misc.	3.8
Chemicals-Diversified	3.5
Networking Products	3.4
Retail-Restaurants	3.4
Beverages-Non-alcoholic	3.3
Computers	3.3
Computer Services	3.2
Retail-Regional Department Stores	3.2
Medical-Biomedical/Gene	3.1
Retail-Consumer Electronics	3.0
Cosmetics & Toiletries	2.8
Oil Refining & Marketing	2.7
Semiconductor Equipment	2.2
Diversified Manufacturing Operations	2.1
Medical-Wholesale Drug Distribution	1.9
Retail-Drug Store	1.7
Consumer Products-Misc.	1.3
Data Processing/Management	0.9
Advertising Agencies	0.8
Machinery-Construction & Mining	0.7
Electronic Components-Semiconductors	0.6
Repurchase Agreements	0.4
99.9%

* Calculated as a percentage of net assets

@ See Note 1

AIG Focused Dividend Strategy Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2017

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.5%
Advertising Agencies—0.8%
Omnicom Group, Inc	1,702,560	$114,395,006
Aerospace/Defense—4.1%
Boeing Co.	2,253,105	581,256,028
Beverages-Non-alcoholic—3.3%
Coca-Cola Co.	10,304,754	473,812,589
Chemicals-Diversified—3.5%
LyondellBasell Industries NV, Class A	4,830,451	500,096,592
Computer Services—3.2%
International Business Machines Corp.	2,983,832	459,689,158
Computers—3.3%
HP, Inc.	21,862,408	471,134,892
Consumer Products- Misc.—1.3%
Kimberly-Clark Corp.	1,679,898	189,005,324
Cosmetics & Toiletries—2.8%
Procter & Gamble Co.	4,581,141	395,535,714
Data Processing/ Management—0.9%
Paychex, Inc.	1,942,933	123,939,696
Diversified Manufacturing Operations—2.1%
General Electric Co.	14,545,136	293,229,942
Electric Products-Misc.—3.8%
Emerson Electric Co.	8,346,735	538,030,538
Electronic Components- Semiconductors—0.6%
Texas Instruments, Inc	917,703	88,732,703
Engines-Internal Combustion—4.1%
Cummins, Inc.	3,306,797	584,906,253
Food-Misc./Diversified—5.4%
General Mills, Inc.	9,227,340	479,083,493
Kellogg Co.	2,266,864	141,747,006
Kraft Heinz Co.	1,806,659	139,708,940
		760,539,439
Machinery-Construction & Mining—0.7%
Caterpillar, Inc.	700,401	95,114,456
Medical-Biomedical/ Gene—3.1%
Gilead Sciences, Inc.	5,884,281	441,085,704
Medical-Drugs—9.0%
AbbVie, Inc.	6,931,799	625,594,860
Merck & Co., Inc.	3,442,931	189,671,069
Pfizer, Inc.	13,247,751	464,466,150
		1,279,732,079
Security Description	Shares	Value (Note 2)
Medical-Wholesale Drug Distribution—1.9%
Cardinal Health, Inc.	4,355,458	$269,602,850
Networking Products—3.4%
Cisco Systems, Inc.	14,225,140	485,788,531
Oil Companies- Integrated—6.7%
Chevron Corp.	4,061,747	470,715,860
Exxon Mobil Corp.	5,802,496	483,638,041
		954,353,901
Oil Refining & Marketing—2.7%
Valero Energy Corp.	4,827,916	380,874,293
Retail-Apparel/Shoe—6.2%
Gap, Inc.	17,417,033	452,668,688
L Brands, Inc.	7,918,227	340,800,490
Tapestry, Inc.	1,939,306	79,414,581
		872,883,759
Retail-Consumer Electronics—3.0%
Best Buy Co., Inc.	7,577,734	424,201,549
Retail-Drug Store—1.7%
CVS Health Corp.	3,472,281	237,955,417
Retail-Regional Department Stores—3.2%
Kohl's Corp.(1)	3,747,929	156,513,515
Macy's, Inc.(1)	15,953,005	299,278,374
		455,791,889
Retail-Restaurants—3.4%
Darden Restaurants, Inc.	5,857,002	481,855,555
Semiconductor Equipment—2.2%
KLA-Tencor Corp.	2,919,646	317,920,253
Telephone-Integrated—6.5%
AT&T, Inc.	13,451,905	452,656,603
Verizon Communications, Inc.	9,756,116	467,025,273
		919,681,876
Tobacco—6.6%
Altria Group, Inc.	7,458,420	478,979,733
Philip Morris International, Inc.	4,439,191	464,516,946
		943,496,679
Total Long-Term Investment Securities (cost $12,823,379,874)		14,134,642,665

AIG Focused Dividend Strategy Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2017 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS—0.4%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.12%, dated 10/31/2017, to be repurchased 11/01/2017 in the amount $55,444,185 collateralized by $50,820,000 of United States Treasury Bonds, bearing interest at 3.38% due 05/15/2044 and having an approximate value of $56,556,714 (cost $55,444,000)	$55,444,000	$55,444,000
TOTAL INVESTMENTS (cost $12,878,823,874)(2)	99.9%	14,190,086,665
Other assets less liabilities	0.1	15,617,106
NET ASSETS —	100.0%	$14,205,703,771

@ See Note 1

(1) See Note 5

(2) See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2017 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$14,134,642,665	$—	$—	$14,134,642,665
Repurchase Agreements	—	55,444,000	—	55,444,000
Total Investments at Value	$14,134,642,665	$55,444,000	$—	$14,190,086,665

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

AIG Strategic Value Fund@

PORTFOLIO PROFILE — October 31, 2017 — (unaudited)

Industry Allocation*
Medical-Drugs	8.4%
Diversified Manufacturing Operations	5.1
Diversified Banking Institutions	4.9
Enterprise Software/Service	4.0
Electric-Integrated	3.5
Oil Companies-Integrated	3.5
Investment Management/Advisor Services	3.1
Telephone-Integrated	2.9
Electronic Components-Semiconductors	2.7
Aerospace/Defense	2.4
Gas-Distribution	2.3
Banks-Fiduciary	2.2
Cosmetics & Toiletries	2.0
Networking Products	2.0
Oil & Gas Drilling	1.8
Computers	1.8
Tobacco	1.8
Banks-Super Regional	1.8
Real Estate Management/Services	1.8
Retail-Discount	1.7
Aerospace/Defense-Equipment	1.7
Medical-HMO	1.7
Food-Misc./Diversified	1.6
Retail-Drug Store	1.5
Chemicals-Diversified	1.4
Steel-Producers	1.3
Electronic Components-Misc.	1.3
Insurance-Multi-line	1.3
Commercial Services-Finance	1.2
Medical Labs & Testing Services	1.2
Auto/Truck Parts & Equipment-Original	1.1
Beverages-Non-alcoholic	1.1
Finance-Other Services	1.1
Oil Refining & Marketing	1.0
Insurance-Life/Health	1.0
Transport-Rail	1.0
Diagnostic Equipment	1.0
Engines-Internal Combustion	0.9
E-Commerce/Services	0.9
Building Products-Wood	0.9
Semiconductor Equipment	0.8
Linen Supply & Related Items	0.8
Publishing-Newspapers	0.8
Insurance Brokers	0.8
Retail-Catalog Shopping	0.8
Banks-Commercial	0.8
Computer Services	0.8
Containers-Metal/Glass	0.7
Airlines	0.7
Building Products-Air & Heating	0.7
Semiconductor Components-Integrated Circuits	0.7
Cable/Satellite TV	0.6
Tools-Hand Held	0.6
Engineering/R&D Services	0.6
Beverages-Wine/Spirits	0.6
Finance-Consumer Loans	0.5
Finance-Mortgage Loan/Banker	0.5
Machinery-Construction & Mining	0.5
Broadcast Services/Program	0.5
Diversified Operations	0.5
Schools	0.5
Multimedia	0.4
Insurance-Property/Casualty	0.4%
Pipelines	0.4
Oil-Field Services	0.4
Television	0.2
99.5%

* Calculated as a percentage of net assets

@ See Note 1

AIG Strategic Value Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2017

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.5%
Aerospace/Defense—2.4%
General Dynamics Corp.	18,217	$3,697,687
Raytheon Co.	11,207	2,019,501
		5,717,188
Aerospace/Defense-Equipment—1.7%
United Technologies Corp.	33,717	4,037,948
Airlines—0.7%
American Airlines Group, Inc.	20,369	953,677
United Continental Holdings, Inc.†	13,125	767,550
		1,721,227
Auto/Truck Parts & Equipment- Original—1.1%
Cooper-Standard Holding, Inc.†	8,390	935,317
Lear Corp.	9,617	1,688,649
		2,623,966
Banks-Commercial—0.8%
Regions Financial Corp.	117,596	1,820,386
Banks-Fiduciary—2.2%
Bank of New York Mellon Corp.	102,197	5,258,036
Banks-Super Regional—1.8%
PNC Financial Services Group, Inc.	14,825	2,027,912
Wells Fargo & Co.	39,521	2,218,709
		4,246,621
Beverages-Non-alcoholic—1.1%
PepsiCo, Inc.	23,535	2,594,263
Beverages-Wine/Spirits—0.6%
Brown-Forman Corp., Class B	23,752	1,354,339
Broadcast Services/ Program—0.5%
MSG Networks, Inc., Class A†	70,705	1,226,732
Building Products-Air & Heating—0.7%
Johnson Controls International PLC	38,806	1,606,180
Building Products-Wood—0.9%
Masco Corp.	51,705	2,058,893
Cable/Satellite TV—0.6%
Comcast Corp., Class A	42,471	1,530,230
Chemicals-Diversified—1.4%
Celanese Corp., Series A	13,653	1,424,144
LyondellBasell Industries NV, Class A	19,179	1,985,602
		3,409,746
Commercial Services- Finance—1.2%
Moody's Corp.	20,403	2,905,591
Computer Services—0.8%
International Business Machines Corp.	11,813	1,819,911
Security Description	Shares	Value (Note 2)
Computers—1.8%
Apple, Inc.	16,109	$2,723,065
HP, Inc.	73,671	1,587,610
		4,310,675
Containers-Metal/Glass—0.7%
Greif, Inc., Class A	32,327	1,795,118
Cosmetics & Toiletries—2.0%
Procter & Gamble Co.	55,953	4,830,982
Diagnostic Equipment—1.0%
Danaher Corp.	25,523	2,355,007
Diversified Banking Institutions—4.9%
Bank of America Corp.	221,488	6,066,556
JPMorgan Chase & Co.	57,495	5,784,572
		11,851,128
Diversified Manufacturing Operations—5.1%
Carlisle Cos., Inc.	11,862	1,302,804
Crane Co.	35,341	2,937,544
Eaton Corp. PLC	20,002	1,600,560
Ingersoll-Rand PLC	42,124	3,732,186
Parker-Hannifin Corp.	14,505	2,648,758
		12,221,852
Diversified Operations—0.5%
Leucadia National Corp.	47,385	1,198,840
E-Commerce/Services—0.9%
Cars.com, Inc.†	14,676	349,582
Liberty Ventures, Series A†	30,613	1,743,717
		2,093,299
Electric-Integrated—3.5%
AES Corp.	146,260	1,554,744
Entergy Corp.	26,017	2,244,226
FirstEnergy Corp.	54,378	1,791,755
Xcel Energy, Inc.	54,855	2,716,420
		8,307,145
Electronic Components- Misc.—1.3%
Corning, Inc.	59,020	1,847,916
Gentex Corp.	60,910	1,182,263
		3,030,179
Electronic Components- Semiconductors—2.7%
Intel Corp.	142,019	6,460,444
Engineering/R&D Services—0.6%
Jacobs Engineering Group, Inc.	23,903	1,391,394
Engines-Internal Combustion—0.9%
Cummins, Inc.	12,800	2,264,064

AIG Strategic Value Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2017 — (continued)

Security Description	Shares	Value (Note 2)
Enterprise Software/ Service—4.0%
Black Knight, Inc.†	10,282	$466,289
CA, Inc.	102,065	3,304,865
Oracle Corp.	114,473	5,826,675
		9,597,829
Finance-Consumer Loans—0.5%
Enova International, Inc.†	88,271	1,310,824
Finance-Mortgage Loan/ Banker—0.5%
FNF Group	33,532	1,254,767
Finance-Other Services—1.1%
CME Group, Inc.	18,559	2,545,738
Food-Misc./Diversified—1.6%
Kellogg Co.	37,576	2,349,627
Mondelez International, Inc., Class A	34,980	1,449,222
		3,798,849
Gas-Distribution—2.3%
National Fuel Gas Co.	95,124	5,521,948
Insurance Brokers—0.8%
Brown & Brown, Inc.	37,177	1,852,902
Insurance-Life/Health—1.0%
Aflac, Inc.	13,381	1,122,532
American Equity Investment Life Holding Co.	44,421	1,310,864
		2,433,396
Insurance-Multi-line—1.3%
CNA Financial Corp.	55,715	3,015,853
Insurance-Property/ Casualty—0.4%
Progressive Corp.	20,930	1,018,245
Investment Management/ Advisor Services—3.1%
Franklin Resources, Inc.	94,291	3,972,480
T. Rowe Price Group, Inc.	37,783	3,510,041
		7,482,521
Linen Supply & Related Items—0.8%
UniFirst Corp.	12,709	2,001,667
Machinery-Construction & Mining—0.5%
Oshkosh Corp.	13,621	1,247,139
Medical Labs & Testing Services—1.2%
Quest Diagnostics, Inc.	30,584	2,868,168
Medical-Drugs—8.4%
Johnson & Johnson	82,436	11,492,403
Merck & Co., Inc.	21,873	1,204,983
Pfizer, Inc.	207,966	7,291,288
		19,988,674
Security Description	Shares	Value (Note 2)
Medical-HMO—1.7%
Anthem, Inc.	13,338	$2,790,443
WellCare Health Plans, Inc.†	6,051	1,196,525
		3,986,968
Multimedia—0.4%
Twenty-First Century Fox, Inc., Class A	41,144	1,075,916
Networking Products—2.0%
Cisco Systems, Inc.	139,367	4,759,383
Oil & Gas Drilling—1.8%
Diamond Offshore Drilling, Inc.†	73,459	1,228,969
Ensco PLC, Class A	371,269	2,001,140
Noble Corp. PLC	262,642	1,092,591
		4,322,700
Oil Companies-Integrated—3.5%
Chevron Corp.	25,764	2,985,790
Exxon Mobil Corp.	63,363	5,281,306
		8,267,096
Oil Refining & Marketing—1.0%
Valero Energy Corp.	31,826	2,510,753
Oil-Field Services—0.4%
McDermott International, Inc.†	134,831	892,581
Pipelines—0.4%
Kinder Morgan, Inc.	53,231	964,013
Publishing-Newspapers—0.8%
News Corp., Class A	145,540	1,988,076
Real Estate Management/ Services—1.8%
RE/MAX Holdings, Inc., Class A	35,015	2,328,498
Realogy Holdings Corp.	58,977	1,906,726
		4,235,224
Retail-Catalog Shopping—0.8%
Liberty Interactive Corp. QVC Group, Class A†	80,248	1,823,235
Retail-Discount—1.7%
Wal-Mart Stores, Inc.	46,604	4,068,995
Retail-Drug Store—1.5%
CVS Health Corp.	27,649	1,894,786
Walgreens Boots Alliance, Inc.	26,845	1,779,018
		3,673,804
Schools—0.5%
Adtalem Global Education, Inc.	29,732	1,098,597
Semiconductor Components- Integrated Circuits—0.7%
QUALCOMM, Inc.	30,772	1,569,680
Semiconductor Equipment—0.8%
Applied Materials, Inc.	35,999	2,031,424

AIG Strategic Value Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2017 — (continued)

Security Description	Shares	Value (Note 2)
Steel-Producers—1.3%
Nucor Corp.	22,245	$1,286,429
Steel Dynamics, Inc.	51,687	1,923,273
		3,209,702
Telephone-Integrated—2.9%
AT&T, Inc.	87,834	2,955,614
Verizon Communications, Inc.	81,079	3,881,252
		6,836,866
Television—0.2%
TEGNA, Inc.	44,020	538,365
Tobacco—1.8%
Philip Morris International, Inc.	40,827	4,272,137
Tools-Hand Held—0.6%
Stanley Black & Decker, Inc.	9,012	1,455,889
Transport-Rail—1.0%
CSX Corp.	18,585	937,241
Union Pacific Corp.	12,378	1,433,249
		2,370,490
TOTAL INVESTMENTS (cost $209,425,829)(1)	99.5%	237,931,798
Other assets less liabilities	0.5	1,241,182
NET ASSETS —	100.0%	$239,172,980

@ See Note 1

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Funds's net assets as of October 31, 2017 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$237,931,798	$—	$—	$237,931,798

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

AIG Select Dividend Growth Fund@

PORTFOLIO PROFILE — October 31, 2017 — (unaudited)

Industry Allocation*
Medical-Drugs	7.4%
Electronic Components-Semiconductors	5.8
Diversified Manufacturing Operations	5.3
Retail-Discount	5.2
Aerospace/Defense	4.9
Tobacco	4.5
Oil Refining & Marketing	2.7
Chemicals-Diversified	2.7
Computers	2.7
Auto-Cars/Light Trucks	2.6
Engines-Internal Combustion	2.6
Apparel Manufacturers	2.6
Retail-Building Products	2.6
Transport-Rail	2.6
Commercial Services-Finance	2.6
Insurance-Property/Casualty	2.6
Insurance-Life/Health	2.6
Computer Services	2.6
Networking Products	2.5
Retail-Regional Department Stores	2.5
Casino Hotels	2.5
Retail-Consumer Electronics	2.4
Transport-Services	2.4
Medical-Biomedical/Gene	2.4
Aerospace/Defense-Equipment	2.4
Telephone-Integrated	2.3
Cosmetics & Toiletries	2.3
Semiconductor Components-Integrated Circuits	2.3
Food-Misc./Diversified	2.3
Beverages-Non-alcoholic	2.3
Food-Retail	2.2
Consumer Products-Misc.	2.2
Retail-Drug Store	2.1
Repurchase Agreements	0.4
100.1%

* Calculated as a percentage of net assets

@ See Note 1

AIG Select Dividend Growth Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2017

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.7%
Aerospace/Defense—4.9%
Boeing Co.	4,248	$1,095,899
Lockheed Martin Corp.	3,334	1,027,405
		2,123,304
Aerospace/Defense-Equipment—2.4%
United Technologies Corp.	8,538	1,022,511
Apparel Manufacturers—2.6%
VF Corp.	16,328	1,137,245
Auto-Cars/Light Trucks—2.6%
Ford Motor Co.	93,340	1,145,282
Beverages-Non-alcoholic—2.3%
PepsiCo, Inc.	8,869	977,630
Casino Hotels—2.5%
Las Vegas Sands Corp.	16,862	1,068,714
Chemicals-Diversified—2.7%
LyondellBasell Industries NV, Class A	11,305	1,170,407
Commercial Services-Finance—2.6%
Automatic Data Processing, Inc.	9,640	1,120,746
Computer Services—2.6%
International Business Machines Corp.	7,163	1,103,532
Computers—2.7%
HP, Inc.	53,268	1,147,925
Consumer Products-Misc.—2.2%
Kimberly-Clark Corp.	8,350	939,459
Cosmetics & Toiletries—2.3%
Colgate-Palmolive Co.	14,392	1,013,916
Diversified Manufacturing Operations—5.3%
3M Co.	5,014	1,154,173
Eaton Corp. PLC	14,372	1,150,047
		2,304,220
Electronic Components- Semiconductors—5.8%
Intel Corp.	29,268	1,331,401
Texas Instruments, Inc.	12,406	1,199,536
		2,530,937
Engines-Internal Combustion—2.6%
Cummins, Inc.	6,472	1,144,767
Food-Misc./Diversified—2.3%
General Mills, Inc.	18,998	986,376
Food-Retail—2.2%
Kroger Co.	45,997	952,138
Insurance-Life/Health—2.6%
Prudential Financial, Inc.	9,998	1,104,379
Insurance-Property/Casualty—2.6%
Travelers Cos., Inc.	8,384	1,110,461
Medical-Biomedical/Gene—2.4%
Amgen, Inc.	5,881	1,030,469
Medical-Drugs—7.4%
Bristol-Myers Squibb Co.	17,197	1,060,367
Johnson & Johnson	7,791	1,086,143
Pfizer, Inc.	30,528	1,070,312
		3,216,822
Security Description	Shares/ Principal Amount	Value (Note 2)
Networking Products—2.5%
Cisco Systems, Inc.	31,921	$1,090,102
Oil Refining & Marketing—2.7%
Valero Energy Corp.	14,927	1,177,591
Retail-Building Products—2.6%
Home Depot, Inc.	6,808	1,128,630
Retail-Consumer Electronics—2.4%
Best Buy Co., Inc.	18,844	1,054,887
Retail-Discount—5.2%
Target Corp.	18,799	1,109,893
Wal-Mart Stores, Inc.	13,002	1,135,205
		2,245,098
Retail-Drug Store—2.1%
CVS Health Corp.	13,369	916,178
Retail-Regional Department Stores—2.5%
Kohl's Corp.	25,716	1,073,900
Semiconductor Components- Integrated Circuits—2.3%
QUALCOMM, Inc.	19,592	999,388
Telephone-Integrated—2.3%
Verizon Communications, Inc.	21,222	1,015,897
Tobacco—4.5%
Altria Group, Inc.	15,944	1,023,924
Philip Morris International, Inc	8,771	917,797
		1,941,721
Transport-Rail—2.6%
Union Pacific Corp.	9,730	1,126,637
Transport-Services—2.4%
United Parcel Service, Inc., Class B	8,883	1,044,019
Total Long-Term Investment Securities (cost $40,122,007)		43,165,288
REPURCHASE AGREEMENTS—0.4%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.12%, dated 10/31/2017, to be repurchased 11/01/2017 in the amount $177,001 collateralized by $165,000 of United States Treasury Bonds, bearing interest at 3.38% due 05/15/2045 and having an approximate value of $183,626 (cost $177,000)	$177,000	177,000
TOTAL INVESTMENTS (cost $40,299,007)(1)	100.1%	43,342,288
Liabilities in excess of other assets	(0.1)	(44,631)
NET ASSETS —	100.0%	$43,297,657

@ See Note 1

(1) See Note 6 for cost of investments on a tax basis.

AIG Select Dividend Growth Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2017 — (continued)

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2017 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$43,165,288	$—	$—	$43,165,288
Repurchase Agreements	—	177,000	—	177,000
Total Investments at Value	$43,165,288	$177,000	$—	$43,342,288

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

@ See Note 1

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2017

Note 1.  Organization

SunAmerica Series, Inc. (the "Series"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Series is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). The Series consists of six separate mutual funds, five of which are included in this report and are currently offered for sale (each a "Fund" and collectively, the "Funds"). With respect to the AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund, each of these Funds has a principal investment technique to invest in a combination of affiliated SunAmerica funds as described below (collectively, the "Underlying Funds").

Effective February 28, 2017, the names of the SunAmerica Multi-Asset Allocation Portfolio, SunAmerica Active Allocation Portfolio, Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio and SunAmerica Select Dividend Growth Portfolio changed to "AIG Multi-Asset Allocation Fund, AIG Active Allocation Fund, AIG Focused Dividend Strategy Fund, AIG Strategic Value Fund and AIG Select Dividend Growth Fund," respectively.

The investment goals and principal investment techniques for each of the Funds are as follows:

AIG Multi-Asset Allocation Fund seeks growth of capital through allocation of assets among a combination of AIG funds that invest in equity and fixed income securities. The Fund may also invest in the AIG Commodity Strategy Fund, AIG Global Trends Fund and the AIG Income Explorer Fund. In addition, the Fund may invest in any other affiliated AIG fund, including the AIG Government Money Market Fund. The Fund may also invest in exchange-traded funds ("ETFs"), although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

AIG Active Allocation Fund seeks growth of capital and conservation of principal through allocation of assets among a combination of AIG funds that invest in equity and fixed income securities. The Fund may also invest in the AIG Commodity Strategy Fund, AIG Global Trends Fund and the AIG Income Explorer Fund. In addition, the Fund may invest in any other affiliated AIG fund, including the AIG Government Money Market Fund. The Fund may also invest in ETFs, although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

AIG Focused Dividend Strategy Fund seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

AIG Strategic Value Fund seeks long-term growth of capital by employing a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index.

AIG Select Dividend Growth Fund seeks capital appreciation, and secondarily, current income by employing a "buy and hold" strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend paying equity securities.

The AIG Asset Allocation Strategy Funds: AIG Multi-Asset Allocation and AIG Active Allocation, ("Strategy Funds") invest in various AIG funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.aig.com/funds.

The Funds are diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

Classes of Shares: Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

Class I shares—  Offered at net asset value per share. The class is offered exclusively for sale to certain institutions.

Class W shares—  Offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs. Class W shares of the AIG Strategic Value Fund commenced operations effective April 20, 2017.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, with Class B and Class C shares being subject to higher distribution fee rates. There are no distribution or account maintenance fee payments applicable to Class I or Class W. For the Strategy Funds, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Series' organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Series. In addition, pursuant to Indemnification Agreements between the Series and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Series (collectively, the "Disinterested Directors"), the Series provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Series, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business, the Series enters into contracts that contain the obligation to indemnify others. The Series' maximum exposure under these arrangements is unknown. Currently, however, the Series expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the "Board"), etc.)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Funds' assets and liabilities classified in the fair value hierarchy as of October 31, 2017, is reported on a schedule following each Fund's Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Funds have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Funds and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Funds' counterparties to elect early termination could cause the Funds to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of October 31, 2017, the repurchase agreements held by the Funds are subject to master netting agreements. See each Fund's Portfolio of Investments and Notes to Financial Statements for more information about a Fund's holdings in repurchase agreements.

Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions received from a Fund's investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded as a reduction to the cost basis of the securities held. The Strategy Funds invest in a combination of AIG Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the Strategy Funds, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Funds and do not include indirect expenses borne by each Strategy Fund in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the AIG Active Allocation Fund, AIG Focused Dividend Strategy Fund, and AIG Select Dividend Growth Fund. All other Funds pay annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016 or expected to be taken in each Fund's 2017 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2014.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

New Accounting Pronouncement: In October 2016, the SEC adopted amendments to rules under the 1940 Act ("final rules") intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X was August 1, 2017. All required changes have been made in accordance with Regulation S-X.

Note 3.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Series, on behalf of each Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Funds and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Fund to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Fund	Percentage
AIG Multi-Asset Allocation	0.10%
AIG Active Allocation	0.10%
AIG Focused Dividend Strategy	0.60% on the first $1.5 billion
0.50% on the next $1.5 billion
0.40% on assets over $3 billion
AIG Strategic Value	0.75%
AIG Select Dividend Growth	0.75%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Fund's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Funds' business. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Fund	Percentage
AIG Strategic Value Class A	1.72%
AIG Strategic Value Class C	2.37%
AIG Strategic Value Class W	1.52%
AIG Select Dividend Growth Class A	1.72%
AIG Select Dividend Growth Class C	2.37%
AIG Select Dividend Growth Class W	1.52%

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Funds, so that the annual operating expenses for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Funds' business. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Fund	Percentage
AIG Multi-Asset Allocation Class A	0.25%
AIG Multi-Asset Allocation Class B	0.90%
AIG Multi-Asset Allocation Class C	0.90%
AIG Multi-Asset Allocation Class I	0.25%
AIG Active Allocation Class A	0.25%
AIG Active Allocation Class B	0.90%
AIG Active Allocation Class C	0.90%
AIG Active Allocation Class I	0.25%

For the year ended October 31, 2017, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reimbursed expenses as follows:

Fund	Class Specific Expenses Reimbursed
AIG Multi-Asset Allocation Class B	$3,899
AIG Multi-Asset Allocation Class I	3,099
AIG Active Allocation Class B	8,285
AIG Active Allocation Class C	83
AIG Active Allocation Class I	17,427
AIG Strategic Value Class W	28,729
AIG Select Dividend Growth Class C	14,019
AIG Select Dividend Growth Class W	15,968

Any voluntary or contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waivers and/or reimbursements, provided that the Funds are able to effect such payments to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

For the year ended October 31, 2017, the amounts recouped by SunAmerica were as follows:

Fund	Class Specific Expenses Recouped
AIG Multi-Asset Allocation Class B	$1,316
AIG Multi-Asset Allocation Class I	93
AIG Active Allocation Class B	1,799
AIG Active Allocation Class C	83

At October 31, 2017, the amount of expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

	Class Specific Expenses Reimbursed
Fund	October 31, 2018	October 31, 2019
AIG Multi-Asset Allocation Class B	$—	$2,583
AIG Multi-Asset Allocation Class I	4,013	3,099
AIG Active Allocation Class B	17,684	8,285
AIG Active Allocation Class I	7,198	17,427
AIG Strategic Value Class W	—	28,729
AIG Select Dividend Growth Class C	10,945	14,019
AIG Select Dividend Growth Class W	12,060	15,968

The Series, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of SunAmerica. Each Fund has adopted a Distribution Plan on behalf of each class of shares of the Funds (other than Class I and Class W shares of each of the Funds and Class A shares of the Strategy Funds) (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class C Plan of each Fund, as applicable, other than the Strategy Funds, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Funds, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C Plans. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Class's Plan may exceed the Distributor's distribution costs as described above. During the year ended October 31, 2017, ACS waived fees in the amount of $1,840 for the Class A shares of AIG Select Dividend Growth Fund. Except for the Strategy Funds, the Plans provide that each class of shares of each Fund will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. For the year ended October 31, 2017, ACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Series, on behalf of the AIG Focused Dividend Strategy Fund, AIG Select Dividend Growth Fund and AIG Strategic Value Fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2017, ACS earned fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

ACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. ACS has advised the Funds that for the year ended October 31, 2017, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Fund	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
AIG Multi-Asset Allocation	$147,928	$16,362	$109,007	$—	$36,948	$1,359
AIG Active Allocation	104,286	16,629	72,484	11	21,894	1,451
AIG Focused Dividend Strategy	10,534,242	660,262	8,280,518	82,477	716,090	540,798
AIG Strategic Value	99,732	16,993	67,185	748	—	1,530
AIG Select Dividend Growth	24,039	1,965	18,389	—	—	—

The Series, on behalf of each Fund, has entered into a Service Agreement with AIG Fund Services, Inc. ("AFS"), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, pursuant to which AFS receives a fee from each Fund (except the Strategy Funds) to compensate AFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2017, the Funds incurred the following expenses, which are included in transfer agent fees payable in the Statements of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations, to compensate AFS pursuant to the terms of the Service Agreement.

	Expense				Payable at October 31, 2017
Fund	Class A	Class B	Class C	Class W	Class A	Class B	Class C	Class W
AIG Focused Dividend Strategy	$10,444,967	$899,984	$8,230,967	$10,278,996	$873,505	$80,662	$701,421	$1,038,483
AIG Strategic Value . .	407,644	—	115,633	1,943	35,016	—	9,454	480
AIG Select Dividend Growth . .	91,196	—	3,464	1,610	7,673	—	324	117

Note 4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2017 were as follows:

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
Purchases (excluding U.S. government securities)	$31,654,287	$17,908,497	$6,435,442,962	$123,234,158	$31,340,342
Sales (excluding U.S. government securities)	66,345,799	33,479,938	6,028,727,422	148,809,004	35,100,255
Purchases of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—

Note 5.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, the AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund owned shares of the Underlying Funds. In addition, the AIG Focused Dividend Strategy Fund owned 5% or more of

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

the outstanding voting shares of certain companies listed in the Portfolio of Investments. For the year ended October 31, 2017, transactions in these securities were as follows:

AIG Multi-Asset Allocation

Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2016	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2017
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	$524,451	$—	$13,211,646	$4,647,198	$2,172,688	$(756,148)	$2,113,135	$17,043,143
SunAmerica Equity Funds, AIG Japan Fund, Class A	66,459	—	12,712,550	89,385	4,742,136	1,073,225	1,316,671	10,449,695
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	581,404	—	13,391,036	611,353	1,764,525	33,583	77,952	12,349,399
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	207,051	—	6,958,249	222,024	882,262	(49,044)	159,614	6,408,581
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	463,831	—	26,755,710	4,709,809	3,515,129	(248,549)	(894,677)	26,807,164
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	232,452	—	6,922,758	547,427	882,262	23,218	88,352	6,699,493
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	521,290	62,983	26,370,243	628,456	20,403,364	325,907	1,535,924	8,457,166
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	481,888	462,165	27,887,628	1,003,951	4,529,049	305,013	3,259,604	27,927,147
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	383,036	—	27,721,305	442,934	5,329,050	2,091,198	2,460,952	27,387,339
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A	—	—	26,180,772	3,045,979	3,515,129	(2,030,032)	2,368,168	26,049,758
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	—	—	—	19,514,400	1,424,372	57,529	949,079	19,096,636
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	—	—	13,732,785	28,635	4,363,210	1,532,955	2,843,469	13,774,634
SunAmerica Specialty Series, AIG Focused Multi-Cap Growth Fund, Class A	—	225,045	13,833,237	254,994	3,264,525	336,977	3,755,900	14,916,583
SunAmerica Specialty Series, AIG Global Trends Fund, Class A	—	—	13,614,322	29,949	1,764,524	(333,402)	1,686,462	13,232,807
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A	497,639	—	13,253,260	527,588	1,764,525	22,633	1,124,579	13,163,535
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	—	875,074	27,009,914	934,973	6,029,049	1,045,032	6,199,794	29,160,664
	$3,959,501	$1,625,267	$269,555,415	$37,239,055	$66,345,799	$3,430,095	$29,044,978	$272,923,744

†  Includes reinvestment of distributions paid.

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

AIG Active Allocation

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2016	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2017
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	$358,099	$—	$9,461,056	$2,006,753	$1,172,277	$(217,165)	$1,245,485	$11,323,852
SunAmerica Equity Funds, AIG Japan Fund, Class A	15,485	—	2,949,731	1,569,409	424,910	15,976	847,029	4,957,235
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	480,356	—	10,900,119	646,948	1,304,671	25,749	67,049	10,335,194
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	353,307	—	11,716,880	531,296	1,393,926	(77,045)	268,083	11,045,288
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	240,563	—	19,055,454	4,430,118	9,191,498	(486,954)	(311,701)	13,495,419
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	381,153	—	10,991,709	1,244,043	1,360,526	(47,945)	224,155	11,051,436
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	280,399	21,532	8,952,353	438,701	1,071,057	95,149	1,024,738	9,439,884
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	171,238	161,122	9,672,691	487,553	1,215,414	85,022	1,181,892	10,211,744
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	218,491	—	15,723,350	456,121	4,161,153	837,779	1,693,837	14,549,934
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A	—	—	1,497,476	1,541,151	341,953	10,128	(53,436)	2,653,366
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	—	—	—	6,058,438	1,235,813	54,816	333,823	5,211,264
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	—	—	12,291,406	182,361	3,128,077	826,927	3,012,294	13,184,911
SunAmerica Specialty Series, AIG Focused Multi-Cap Growth Fund, Class A	—	186,924	11,406,511	350,863	2,483,717	182,504	3,219,062	12,675,223
SunAmerica Specialty Series, AIG Global Trends Fund, Class A	—	—	9,978,392	647,949	1,237,950	(214,204)	1,236,670	10,410,857
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A	114,156	—	2,995,595	160,194	364,985	(9,273)	272,390	3,053,921
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	—	308,721	9,470,210	448,145	3,392,011	594,974	1,818,282	8,939,600
	$2,613,247	$678,299	$147,062,933	$21,200,043	$33,479,938	$1,676,438	$16,079,652	$152,539,128

† Includes reinvestment of distributions paid.

AIG Focused Dividend Strategy

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2016	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2017
Kohl's Corp.	$19,818,832	$—	$399,554,575	$5,529,210	$239,522,004	$(9,572,492)	$524,226	$156,513,515	*
Macy's, Inc.	17,584,777	—	122,245,368	418,215,488	—	—	(241,182,482)	299,278,374
	$37,403,609	$—	$521,799,943	$423,744,698	$239,522,004	$(9,572,492)	$(240,658,256)	$455,791,889

*  The Fund no longer owned 5% or more of the outstanding voting shares at October 31, 2017.

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

At October 31, 2017, AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund, each owned 5% or more of the outstanding shares of the following Funds:

	Holder
Fund	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund
AIG Strategic Value	11.25%	5.98%
AIG Select Dividend Growth	64.49	23.58

The Strategy Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Strategy Funds within the set limits across their asset allocations may represent a significant portion of net assets of the Underlying Funds.

Note 6.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2017
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
AIG Multi-Asset Allocation	$1,746,733	$(22,912,181)	$17,897,704	$2,634,499	$—
AIG Active Allocation	358,724	(98,415)	13,945,369	1,763,303	—
AIG Focused Dividend Strategy	202,159,072	885,778,457	1,310,383,578	392,771,217	30,380,960
AIG Strategic Value	1,432,231	—	28,265,552	2,866,728	—
AIG Select Dividend Growth	467,234	1,921,837	2,991,088	732,050	702,362

*  Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended October 31, 2016
Portfolio	Ordinary Income	Long-Term Capital Gains
AIG Multi-Asset Allocation	$3,671,437	$—
AIG Active Allocation	2,663,185	—
AIG Focused Dividend Strategy	263,987,236	662,369,258
AIG Strategic Value	3,124,347	—
AIG Select Dividend Growth	883,654	4,480,576

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

As of October 31, 2017, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Portfolio	Capital Loss Carryforward†	Unlimited†
	2018	ST	LT
AIG Multi-Asset Allocation	$22,912,181	$—	$—
AIG Active Allocation	98,415	—	—
AIG Focused Dividend Strategy	—	—	—
AIG Strategic Value	—	—	—
AIG Select Dividend Growth	—	—	—

†  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Portfolios indicated below, utilized capital loss carryforwards, which offset net taxable gains realized, and had expired capital loss carryforwards in the year ended October 31, 2017.

Portfolio	Capital Loss Carryforward Utilized	Capital Loss Carryforward Expired
AIG Multi-Asset Allocation	$5,785,448	$61,963,718
AIG Active Allocation	2,550,718	30,236,961
AIG Focused Dividend Strategy	—	—
AIG Strategic Value	21,125,188	48,006,895
AIG Select Dividend Growth	—	—

For the period ended October 31, 2017, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of non deductible expenses, expiration of capital loss carryforwards, distributions received from underlying funds and dividend redesignations to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
AIG Multi-Asset Allocation	$—	$61,963,718	$(61,963,718)
AIG Active Allocation	—	30,236,961	(30,236,961)
AIG Focused Dividend Strategy	—	(67,190,792)	67,190,792
AIG Strategic Value	—	48,006,895	(48,006,895)
AIG Select Dividend Growth	2,506	(2,506)	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

As of October 31, 2017, the amounts of aggregate unrealized gain (loss) and the cost of the investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
Cost (tax basis)	$255,026,040	$138,593,759	$12,879,703,087	$209,666,246	$40,351,200
Appreciation	30,909,579	16,389,330	1,922,028,216	36,637,723	3,998,809
Depreciation	(13,011,875)	(2,443,962)	(611,644,638)	(8,372,171)	(1,007,721)
Net unrealized appreciation (depreciation)	$17,897,704	$13,945,368	$1,310,383,578	$28,265,552	$2,991,088

Note 7.  Capital Share Transactions

Transactions in capital shares of each class of each series were as follows:

	AIG Multi-Asset Allocation Fund
	Class A				Class B
	For the year ended October 31, 2017		For the year ended October 31, 2016		For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	876,876	$15,090,816	443,024	$6,900,478	131,023	$2,234,295	155,828	$2,395,832
Reinvested dividends	112,183	1,863,358	157,082	2,406,494	6,481	107,650	13,073	200,149
Shares redeemed	(1,481,241)	(25,430,462)	(1,569,171)	(24,418,191)	(240,922)	(4,081,352)	(244,398)	(3,776,610)
Net increase (decrease) in shares outstanding before automatic conversion	(492,182)	(8,476,288)	(969,065)	(15,111,219)	(103,418)	(1,739,407)	(75,497)	(1,180,629)
Shares issued/ (reacquired) upon automatic conversion	181,211	3,117,224	232,263	3,608,849	(181,803)	(3,117,224)	(233,095)	(3,608,849)
Net increase (decrease)	(310,971)	$(5,359,064)	(736,802)	$(11,502,370)	(285,221)	$(4,856,631)	(308,592)	$(4,789,478)
	AIG Multi-Asset Allocation Fund
	Class C				Class I
	For the year ended October 31, 2017		For the year ended October 31, 2016		For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	139,559	$2,383,245	181,386	$2,784,469	2,083	$35,524	1,354	$20,952
Reinvested dividends	29,365	487,158	51,505	788,025	197	3,267	264	4,046
Shares redeemed	(1,361,896)	(23,280,049)	(1,111,652)	(17,210,069)	(710)	(12,148)	(5,465)	(86,567)
Net increase (decrease)	(1,192,972)	$(20,409,646)	(878,761)	$(13,637,575)	1,570	$26,643	(3,847)	$(61,569)

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

	AIG Active Allocation Fund
	Class A				Class B
	For the year ended October 31, 2017		For the year ended October 31, 2016		For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	617,839	$10,270,312	428,022	$6,478,193	60,643	$983,100	137,074	$2,040,435
Reinvested dividends	69,958	1,149,903	103,210	1,556,929	6,363	102,547	13,044	194,582
Shares redeemed	(710,051)	(11,758,477)	(1,001,162)	(14,970,141)	(159,248)	(2,632,705)	(165,870)	(2,461,617)
Net increase (decrease) in shares outstanding before automatic conversion	(22,254)	(338,262)	(469,930)	(6,935,019)	(92,242)	(1,547,058)	(15,752)	(226,600)
Shares issued/ (reacquired) upon automatic conversion	74,386	1,231,727	93,981	1,409,392	(75,085)	(1,231,727)	(94,847)	(1,409,392)
Net increase (decrease)	52,132	$893,465	(375,949)	$(5,525,627)	(167,327)	$(2,778,785)	(110,599)	$(1,635,992)
	AIG Active Allocation Fund
	Class C				Class I
	For the year ended October 31, 2017		For the year ended October 31, 2016		For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	161,420	$2,639,448	257,915	$3,851,267	4,242	$69,885	1,917	$28,957
Reinvested dividends	22,464	363,931	45,715	685,002	470	7,745	672	10,155
Shares redeemed	(856,572)	(14,090,412)	(821,179)	(12,194,225)	(1,885)	(30,953)	(4,650)	(70,225)
Net increase (decrease)	(672,688)	$(11,087,033)	(517,549)	$(7,657,956)	2,827	$46,677	(2,061)	$(31,113)
	AIG Focused Dividend Strategy Fund
	Class A				Class B
	For the year ended October 31, 2017		For the year ended October 31, 2016		For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	61,331,212	$1,088,788,397	120,065,922	$1,952,736,225	2,631,519	$46,448,112	5,032,110	$81,307,544
Reinvested dividends	7,381,054	132,810,009	21,594,465	337,232,339	469,871	8,398,723	1,443,833	22,332,559
Shares redeemed	(115,367,966)	(2,053,617,202)	(90,077,089)	(1,464,600,256)	(3,289,731)	(58,256,497)	(2,614,324)	(42,054,523)
Net increase (decrease) in shares outstanding before automatic conversion	(46,655,700)	(832,018,796)	51,583,298	825,368,308	(188,341)	(3,409,662)	3,861,619	61,585,580
Shares issued/ (reacquired) upon automatic conversion	75,980	1,357,055	92,455	1,507,150	(76,592)	(1,357,055)	(93,130)	(1,507,150)
Net increase (decrease)	(46,579,720)	$(830,661,741)	51,675,753	$826,875,458	(264,933)	$(4,766,717)	3,768,489	$60,078,430

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

	AIG Focused Dividend Strategy Fund
	Class C				Class W
	For the year ended October 31, 2017		For the year ended October 31, 2016		For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31,122,609	$547,222,291	70,314,811	$1,136,662,472	144,451,314	$2,570,684,355	120,450,408	$1,961,123,853
Reinvested dividends	4,337,596	77,434,336	12,824,221	198,339,918	6,431,457	116,022,169	10,897,185	170,587,373
Shares redeemed	(57,515,970)	(1,017,215,400)	(35,723,847)	(576,221,838)	(69,833,039)	(1,244,233,897)	(53,928,145)	(872,366,318)
Net increase (decrease)	(22,055,765)	$(392,558,773)	47,415,185	$758,780,552	81,049,732	$1,442,472,627	77,419,448	$1,259,344,908

	AIG Strategic Value Fund
	Class A
	For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	611,622	$17,731,060	774,229	$19,745,466
Reinvested dividends	82,907	2,326,371	100,713	2,492,646
Shares redeemed	(1,360,517)	(39,215,210)	(1,332,449)	(33,727,047)
Net increase (decrease)	(665,988)	$(19,157,779)	(457,507)	$(11,488,935)

	AIG Strategic Value Fund
	Class C				Class W
	For the year ended October 31, 2017		For the year ended October 31, 2016		For the period April 20, 2017@ through October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	35,926	$938,950	496,312	$11,524,072	89,887	$2,606,055
Reinvested dividends	14,438	376,108	19,329	444,766	—	—
Shares redeemed	(432,503)	(11,388,462)	(643,060)	(14,858,937)	(5,636)	(164,664)
Net increase (decrease)	(382,139)	$(10,073,404)	(127,419)	$(2,890,099)	84,251	$2,441,391

	AIG Select Dividend Growth Fund
	Class A				Class C
	For the year ended October 31, 2017		For the year ended October 31, 2016		For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	128,178	$2,064,079	109,559	$1,567,042	41,708	$673,798	61,563	$883,194
Reinvested dividends	83,225	1,361,928	380,590	5,191,762	2,228	36,382	11,017	149,564
Shares redeemed	(438,064)	(7,056,808)	(1,182,337)	(17,123,312)	(18,507)	(298,897)	(81,078)	(1,094,394)
Net increase (decrease)	(226,661)	$(3,630,801)	(692,188)	$(10,364,508)	25,429	$411,283	(8,498)	$(61,636)

@  Inception date of class

NOTES TO FINANCIAL STATEMENTS — October 31, 2017 — (continued)

	AIG Select Dividend Growth Fund
	Class W
	For the year ended October 31, 2017		For the year ended October 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	75,710	$1,226,484	9,481	$131,478
Reinvested dividends	1,924	31,396	980	13,426
Shares redeemed	(56,239)	(893,317)	(1,175)	(17,062)
Net increase (decrease)	21,395	$364,563	9,286	$127,842

Note 8.  Line of Credit

The Series, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Series' custodian. Interest is currently payable on the committed lines of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit and an upfront fee of $25,000 on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended October 31, 2017, the following Funds had borrowings:

Fund	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
AIG Strategic Value	34	$732	$345,095	2.24%
AIG Select Dividend Growth	12	95	124,614	2.29

As of October 31, 2017, the following Fund had an outstanding borrowing, which is included in Line of credit in the Statement of Assets and Liabilities:

Fund	Amount
AIG Strategic Value	$250,081

Note 9.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2017, none of the Funds participated in this program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Series, Inc. and Shareholders of the AIG Active Allocation Fund, AIG Focused Dividend Strategy Fund, AIG Multi-Asset Allocation Fund, AIG Strategic Value Fund and AIG Select Dividend Growth Fund

In our opinion, the (i) accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the AIG Active Allocation Fund (formerly SunAmerica Active Allocation Portfolio) and AIG Multi-Asset Allocation Fund (formerly SunAmerica Multi-Asset Allocation Portfolio) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, (ii) accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the AIG Focused Dividend Strategy Fund (formerly Focused Dividend Strategy Portfolio) and AIG Strategic Value Fund (formerly SunAmerica Strategic Value Portfolio) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and (iii) accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIG Select Dividend Growth Fund (formerly SunAmerica Select Dividend Growth Portfolio) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended October 31, 2017 and for the period from May 2, 2014 (commencement of operations) through October 31, 2014, (five of six funds of SunAmerica Series, Inc., hereafter referred to as the "Series") in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
December 28, 2017

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited)

The Board of Directors (the "Board" the members of which are referred to as "Directors") of SunAmerica Series, Inc. (the "Corporation"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Corporation or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica") approved the continuation of the Investment Advisory and Management Agreement between the Corporation, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2018 at an in-person meeting held on June 6-7, 2017 (the "Meeting"). The Corporation currently consists of the following six separate Funds: AIG Active Allocation Fund, AIG Multi-Asset Allocation Fund, AIG Focused Dividend Strategy Fund, AIG Focused Dividend Strategy II Fund, AIG Strategic Value Fund and AIG Select Dividend Growth Fund.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised by SunAmerica with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides to the Funds; (f) information about SunAmerica's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Corporation without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able, to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities;

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

(iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2017, SunAmerica managed, advised and/or administered approximately $83.9 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Funds.

Investment Performance. The Board, including the Independent Directors, also considered the investment performance of SunAmerica with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Broadridge and to an appropriate index or combination of indices, including the Fund's benchmarks. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended March 31, 2017. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

Active Allocation Fund. The Board considered that the Fund's performance was above the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further considered that the Fund outperformed its Broadridge Index for the one-year period and underperformed its Broadridge Index for the three- and five-year periods. The Board noted management's discussion of the Fund's performance, including the fact that management made a name change and corresponding changes to the principal investment strategies of the Fund during the past year, when then Fund exhibited improved performance. The Board concluded that the Fund's overall performance was satisfactory.

Multi-Asset Allocation Fund. The Board considered that the Fund's performance was above the median of its Peer Group for the one- and three-year periods and below the median of its Peer Group for the five-year period. The Board further considered that the Fund's performance was above the median of its Peer Universe for the one-year period and below the median of its Peer Universe for the three- and five-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance, including the fact that management made a name change and corresponding changes to the principal investment strategies of the Fund during the past year and the Fund's performance improved during the most recent one-year period. The Board concluded that the Fund's overall performance was satisfactory.

Dividend Strategy Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-year period and above the medians of its Peer Group and Peer Universe for

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

the three- and five-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one-year period and outperformed its Broadridge Index for the three- and five-year periods. The Board noted management's discussion of the Fund's performance, including management's close monitoring of the Fund, and concluded that the Fund's performance was being addressed.

Strategic Value Fund. The Board considered that the Fund's performance was below the median of its Peer Group for the one-year period and above the median of its Peer Group for the three- and five-year periods. The Board further considered that the Fund's performance was below the median of its Peer Universe for the one- and five-year periods and above the median of its Peer Universe for the three-year period. The Board also considered that the Fund underperformed its Broadridge Index for the one- and five-year periods and outperformed its Broadridge Index for the three-year period. The Board noted management's discussion of the Fund's performance, including management's close monitoring of the Fund, and concluded that the Fund's performance was being addressed.

Select Dividend Growth Fund. The Board noted that the Fund's performance was above the medians of its Peer Group and Peer Universe for the one-year period. The Board further considered that the Fund outperformed its Broadridge Index during the period. The Board considered that the Fund's performance was satisfactory in view of its limited performance history.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and its Affiliates from the Relationship with the Funds. The Board, including the Independent Directors, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe, as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of AIG Strategic Value Fund and AIG Select Dividend Growth Fund. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund (collectively, the "Allocation Funds"). The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, as applicable. The Board noted that certain of the mutual

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

funds identified as similar to certain of the Funds are sold only in the variable annuity market and, accordingly, are in different Broadridge classifications, with peer groups consisting of funds underlying variable insurance products. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Funds. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

Active Allocation Fund. The Board considered that the Fund's actual management fees were equal to the median of its Peer Group and below the median of its Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Multi-Asset Allocation Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Dividend Strategy Fund. The Board considered that the Dividend Strategy Fund's actual management fees were below the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were equal to the median of its Peer Group and below the median of its Peer Universe.

Strategic Value Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Select Dividend Growth Fund. The Board considered that the Fund's actual management fees were below the median of its Peer Group and above the median of its Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Funds with the high quality services that it had provided in the past. The Board further concluded that the management fees payable by the Funds under the Advisory Agreement were reasonable in light of the factors discussed above.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Economies of Scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also took into account that the management fee arrangements with respect to AIG Focused Dividend Strategy Fund included breakpoints that will adjust the fee downward as the size of those Funds increase, thereby allowing the shareholders to participate in any economies of scale. The Board further noted that, with respect to the AIG Strategic Value Fund and AIG Select Dividend Growth Fund, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Funds, at certain levels. The Board also noted that with respect to the Allocation Funds, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

Other Factors. In consideration of the Advisory Agreement and the Board also received information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending June 30, 2018. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Advisory Agreement and were fair and reasonable and in the best interests of the respective Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreement the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

DIRECTOR AND OFFICER INFORMATION — October 31, 2017 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors
Dr. Judith L. Craven Age: 72	Director	2001-present	Retired.	77	Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).
William F. Devin Age: 78	Director	2001-present	Retired.	77	None
Richard W. Grant Age: 72	Director Chairman of the Board	2011-present	Retired.	28	None
Stephen J. Gutman Age: 74	Director	1986-present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to present); President, SJG Marketing, Inc. (2009 to present).	28	None
Interested Director
Peter A. Harbeck(3) Age: 63	Director	1995-present	President, CEO and Director, SunAmerica (1995 to present); Director, AIG Capital Services, Inc. ("ACS") (1993 to present).	152	None

DIRECTOR AND OFFICER INFORMATION — October 31, 2017 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Officers
John T. Genoy Age: 48	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A
Gregory R. Kingston Age: 51	Treasurer	2014-present	Vice President and Head of Mutual Fund Administration, SunAmerica (2014 to present).	N/A	N/A
Gregory N. Bressler Age: 50	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A
James Nichols Age: 51	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A
Kara Murphy Age: 44	Vice President	2014-present	Chief Investment Officer, SunAmerica (2013 to present).	N/A	N/A
Donna McManus Age: 56	Vice President and Assistant Treasurer	2014-present	Vice President, SunAmerica (2014 to present); Managing Director, BNY Mellon (2009 to 2014).	N/A	N/A
Shawn Parry Age: 45	Vice President and Assistant Treasurer	2014-present	Vice President, (2014 to present); and Assistant Vice President, SunAmerica (2005 to 2014).	N/A	N/A
Kathleen D. Fuentes Age: 48	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).	N/A	N/A

DIRECTOR AND OFFICER INFORMATION — October 31, 2017 — (unaudited) (continued)

Name, Address and Age*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)		Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Christopher C. Joe Age: 47	Chief Compliance Officer	2017-	present

Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017 to present); Chief Compliance Officer, VALIC Retirement Services Company (2017 to present); Chief Compliance Officer, Invesco PowerShares (2012 to 2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010 to 2013); U.S. Compliance Director, Invesco Ltd. (2006 to 2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014 to 2015).

					N/A	N/A
Matthew J. Hackethal Age: 45	Anti-Money Laundering Compliance Officer	2006-present		Acting Chief Compliance Officer (2016 to 2017). Chief Compliance Officer (2006 to present) and Vice President, SunAmerica (2011 to present).	N/A	N/A

*  The business address for each Director is the Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes SunAmerica Series, Inc. (6 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (55 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (20 portfolios) and SunAmerica Specialty Series (7 funds).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Mr. Harbeck is considered to be an Interested Director, as defined within the Investment Company Act of 1940, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2017. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2018.

Portfolio	Net Long-Term Capital Gains
AIG Multi-Asset Allocation	$—
AIG Active Allocation	—
AIG Focused Dividend Strategy	30,380,960
AIG Strategic Value	—
AIG Select Dividend Growth	702,362

For the year ended October 31, 2017, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
AIG Multi-Asset Allocation	50.54%
AIG Active Allocation	35.02
AIG Focused Dividend Strategy	90.70
AIG Strategic Value	100.00
AIG Select Dividend Growth	100.00

The AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund intend to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2017, were $92,183 and $47,252 respectively. The gross foreign source income for the information reporting is $683,027 and $420,794 respectively.

For the year ended October 31, 2017, certain dividends paid by the following Funds may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
AIG Multi-Asset Allocation	$2,634,499
AIG Active Allocation	1,763,303
AIG Focused Dividend Strategy	392,771,217
AIG Strategic Value	2,866,728
AIG Select Dividend Growth	732,050

COMPARISONS: FUNDS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the Funds to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Fund commenced operations. It is important to note that the Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of Class A shares of each Fund. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Multi-Asset Allocation Fund Class A shares returned 14.75% (before maximum sales charge) for the 12 months ended October 31, 2017. The Fund underperformed its primary benchmark, the Russell 3000 Index,* a broad measure of the U.S. equities asset class, which returned 23.98% for the same period. The Fund also underperformed a blended benchmark ("Blended Index"), comprised 55% of the Russell 3000 Index, 10% of the MSCI ACWI ex-U.S. (Net),* 25% of the Bloomberg Barclays U.S. Universal Index* and 10% of the Bloomberg Commodity Index,* which returned 15.85%.

The Fund allocates its assets among a combination of underlying AIG Funds. Accordingly, the key indicators of performance are underlying fund performance and asset allocation, rather than individual security or sector selection.

The Adviser will generally allocate approximately 10% of the Fund among ten individual asset classes through investments in the underlying AIG Funds. Allocations to the five major asset classes in which the Fund invests – domestic equities, international equities, commodity strategies, global strategies and domestic fixed income securities – were maintained close to their strategic target weights of 50%, 10%, 10%, 10% and 20%, respectively, during the annual period. As of October 31, 2017, the Fund's fixed income allocation was distributed among a variety of bond sectors, including government securities, investment grade bonds and high yield bonds and bank loans. The Fund's domestic equity allocation was balanced among large-cap, multi-cap and small-cap market capitalizations as well as among growth, blend and value styles. The AIG ESG Dividend Fund, a domestic equity fund, was added to the Fund at the start of 2017. International equity exposure was initially split approximately evenly between an international fund focused on dividend yield and a fund focused on investments in Japan. However, in an effort to increase exposure to Europe and emerging markets, the allocation was subsequently tilted toward the dividend-focused international fund, all the while maintaining the Fund's same overall 10% exposure to international equities. The global strategies investments were allocated between the AIG Income Explorer Fund and the AIG Global Trends Fund. The Fund's exposure to commodities was primarily through the AIG Commodity Strategy Fund, and to a lesser extent the AIG Global Trends Fund.

During the annual period, the primary source of underperformance relative to the Blended Index was underlying fund performance. The Fund's allocations to the AIG Select Dividend Growth Fund, AIG International Dividend Strategy Fund and AIG Focused Dividend Strategy Fund detracted from relative returns, as each underperformed its respective benchmark. These detractors were partially offset by the outperformance of other funds versus their respective benchmarks, notably the AIG Focused Alpha Large-Cap Fund and the AIG Small Cap Fund, which contributed positively.

Asset allocation, more specifically style allocation within asset classes, was also a detractor during the annual period. Within domestic equities, the Fund was hurt by its exposure to lagging large-cap value equities. Within international equities, exposure to Japan held back results. However, allocations to credit-oriented sectors within fixed income were favorable to results. Also, being slightly overweight equities in favor of fixed income helped the Fund's relative performance.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The MSCI ACWI ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays U.S. Universal Index is an index covering USD-denominated, taxable bonds that are rated either investment grade or high yield. The Bloomberg Commodity Index is a broadly diversified index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Fund will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Fund's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the AIG Funds Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Multi-Asset Allocation Fund Class A shares would be valued at $12,109. The same amount invested in securities mirroring the performance of the Russell 3000 Index** would be valued at $20,816.

	Class A		Class B		Class C		Class I
AIG Multi-Asset Allocation Fund#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	8.17%	14.75%	9.95%	13.95%	13.05%	14.05%	14.71%	14.71%
5 year return	7.25%	50.58%	7.48%	45.42%	7.84%	45.85%	8.46%	50.10%
10 year return	1.93%	28.48%	1.99%	21.79%	1.88%	20.53%	N/A	N/A
Since Inception*	5.65%	141.55%	5.69%	129.07%	5.39%	119.48%	6.52%	48.03%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 8/15/11.

**  The Russell 3000® Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2017, the AIG Multi-Asset Allocation Fund Class A returned 8.17% compared to 23.98% for the Russell 3000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Active Allocation Fund Class A shares returned 14.81% (before maximum sales charge) for the 12 months ended October 31, 2017. The Fund underperformed its primary benchmark, the Russell 3000 Index,* a broad measure of the U.S. equities asset class, which returned 23.98%. The Fund outperformed a blended benchmark (the "Blended Index"), comprised 50% of the Russell 3000 Index, 10% of the MSCI ACWI ex-U.S. (Net)* and 40% of the Bloomberg Barclays U.S. Universal Index,* which returned 14.64%.

The Fund allocates its assets among a combination of underlying AIG Funds. Accordingly, the key indicators of performance are underlying fund performance and asset allocation, rather than individual security or sector selection.

During the annual period, the Fund reduced its exposure to fixed income strategies, increased its exposure to alternative strategies and initiated a position in a socially conscious equity fund, the AIG ESG Dividend Fund. The majority of the Fund's equity allocation was to funds that invest primarily in the United States, although this exposure was reduced during the annual period in favor of international equities. Within the Fund's fixed income allocation, a position in the AIG U.S. Government Securities Fund was reduced to decrease the Fund's exposure to fixed income assets.

Both asset allocation decisions and underlying fund performance contributed positively to the Fund's performance relative to the Blended Index during the annual period. The Fund benefited from its overweight to equities and its underweight to fixed income, as, broadly speaking, equities strongly outperformed fixed income during the annual period. Within these asset classes, exposure to growth-oriented equities and credit-oriented fixed income sectors added particular value. A small position in alternative strategies with exposure to lagging commodities detracted from relative results.

From an underlying fund performance perspective, the Fund's allocations to the AIG Focused Alpha Large-Cap Fund, AIG Focused Multi-Cap Growth Fund, AIG Small-Cap Fund and AIG Strategic Bond Fund helped performance, as each outperformed its respective benchmark. However, these positive contributors were partially offset by the underperformance of other funds versus their respective benchmarks, notably the AIG International Dividend Strategy Fund, AIG Focused Dividend Strategy Fund, and AIG Select Dividend Growth Fund.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The MSCI ACWI ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 44 global developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholdings taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays U.S. Universal Index is an index covering USD-denominated, taxable bonds that are rated either investment grade or high yield. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Fund will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Fund's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the AIG Funds Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Active Allocation Fund Class A shares would be valued at $13,254. The same amount invested in securities mirroring the performance of the Russell 3000® Index** would be valued at $20,816.

	Class A		Class B		Class C		Class I
AIG Active Allocation Fund#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	8.18%	14.81%	10.02%	14.02%	13.06%	14.06%	14.82%	14.82%
5 year return	6.99%	48.75%	7.25%	43.91%	7.57%	44.05%	8.25%	48.62%
10 year return	2.86%	40.61%	2.92%	33.32%	2.81%	31.96%	3.47%	40.65%
Since Inception*	5.61%	140.31%	5.66%	127.99%	5.36%	118.61%	4.77%	89.33%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 2/23/04.

**  The Russell 3000® Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2017, the AIG Active Allocation Fund Class A returned 8.18% compared to 23.98% for the Russell 3000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Focused Dividend Strategy Fund Class A shares returned 16.57% (before maximum sales charge) for the 12 months ended October 31, 2017. The Fund underperformed its benchmark, the S&P 500 Index,* which returned 23.63% for the same period.

The Fund employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities, which are selected on an annual basis. The first 10 stocks selected represent the 10 highest yielding stocks within the Dow Jones Industrial Average, a strategy popularized as the "Dogs of the Dow." The next 20 stocks are selected from the Russell 1000 Index,† although stocks in Utilities and Financials are generally excluded. The criteria used to select these 20 stocks generally include dividend yield as well as a combination of factors that relate to profitability and valuation.

During the annual period, U.S. equities posted broad-based gains, however, in terms of style, growth outperformed value across the capitalization spectrum. High beta and lower dividend-paying stocks generally outperformed the broad U.S. equity market. As the Fund was underweight in each of these market segments, such positions detracted from performance.

Sector allocation positioning was the primary driver of the Fund's underperformance of the S&P 500 Index during the annual period. Having no exposure to Financials and an underweight to Information Technology, the two best-performing sectors in the S&P 500 Index during the annual period, hurt. Having overweighted allocations to Consumer Staples and Telecommunication Services, which lagged the S&P 500 Index during the annual period, also detracted. Further, stock selection within Consumer Discretionary and Information Technology dampened relative results. These detractors were partially offset by the positive effect of having no exposure to Utilities, which underperformed the S&P 500 Index during the annual period. Also, security selection in Health Care, Consumer Staples, Industrials and Energy added value.

The primary individual stock detractors from the Fund's relative results during the annual period were found among the Consumer Discretionary sector, namely department store retailer Macy's; women's apparel and beauty products seller L Brands; advertising, marketing and corporate communications services provider Omnicom Group; and specialty retail and outlet store operator Gap. CenturyLink, a telecommunications services provider, was another laggard. Further, not owning Information Technology giant Apple, which was one of the top-performing companies in the S&P 500 Index during the annual period, hurt the Fund's relative results. The individual stocks that contributed most positively to the Fund's relative results during the annual period included aerospace and defense company Boeing, machinery manufacturer Caterpillar, pharmaceutical products researcher and developer AbbVie, technology hardware provider HP and semiconductor company KLA-Tencor.

Past performance is no guarantee of future results.

*  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies. The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Focused Dividend Strategy Fund Class A shares would be valued at $23,403. The same amount invested in securities mirroring the performance of the S&P 500 Index** would be valued at $20,638.

	Class A		Class B		Class C		Class W
AIG Focused Dividend Strategy Fund#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	9.85%	16.57%	11.73%	15.73%	14.80%	15.80%	16.80%	16.80%
5 year return	13.06%	95.97%	13.42%	89.67%	13.65%	89.61%	N/A	N/A
10 year return	8.87%	148.26%	8.95%	135.56%	8.82%	132.85%	N/A	N/A
Since Inception*	7.24%	311.64%	7.27%	290.29%	6.87%	262.77%	11.34%	61.58%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 6/08/98; Class B 6/08/98; Class C 6/08/98; Class W 5/15/13.

**  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2017, the AIG Focused Dividend Strategy Fund Class A returned 9.85% compared to 23.63% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Strategic Value Fund Class A shares returned 19.04% (before maximum sales charge) for the 12 months ended October 31, 2017. The Fund outperformed its benchmark, the Russell 3000 Value Index,* which returned 18.30%.

The Fund's principal investment strategy is based on value. The value-oriented philosophy to which we subscribe is that of investing in securities believed to be undervalued in the market. The selection criteria are usually calculated to identify stocks of companies with solid financial strength that have attractive valuations and that may have generally been overlooked by the market. The principal investment technique we employ in the Fund is a "buy and hold" strategy with equity securities selected annually from the Russell 3000 Value Index. Through our proprietary selection process, we select approximately 100 securities from the Russell 3000 Value Index. The Fund is evaluated and adjusted at the discretion of our portfolio management team on an annual basis, with the annual consideration of securities that meet the selection criteria to take place on or about March 1st.

During the annual period ended October 31, 2017, higher beta, or higher volatility, stocks and lower valuation stocks, or those with lower price/earnings ratios, outperformed the Russell 3000 Value Index. While the Fund's underweight positioning and stock selection among the highest beta companies in the Russell 3000 Value Index detracted from its performance, the Fund benefited from its overweight allocation to stocks with more moderate price/earnings ratios.

From a sector perspective, the primary driver of the Fund's outperformance was effective stock selection in Industrials, Health Care and Real Estate. Having underweight allocations to Energy and Real Estate, which each underperformed the Russell 3000 Value Index during the annual period, and having an overweight to Information Technology, which outpaced the Russell 3000 Value Index during the annual period, also helped. Security selection among Financials proved beneficial, but it was more than offset by an underweight allocation to the sector, which detracted, as Financials was the best-performing sector in the Russell 3000 Value Index during the annual period. Stock selection in Utilities also detracted from relative results.

The leading individual positive contributors included investment management firm Franklin Resources, financial services holding company T. Rowe Price Group, machinery manufacturer Parker-Hannifin, health benefits company Anthem and real estate brokerage services provider RE/MAX Holdings. The Fund was hurt most during the annual period by positions in international offshore contract drilling company Ensco, cereal and convenience foods manufacturer Kellogg, integrated telecommunications company Verizon Communications, diversified financials firm Bank of America and patent portfolio manager for biotechnology and pharmaceuticals companies PDL BioPharma.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Strategic Value Fund Class A shares would be valued at $14,169. The same amount invested in securities mirroring the performance of the Russell 3000® Value Index** would be valued at $18,030.

	Class A		Class C		Class W
SunAmerica Strategic Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	12.19%	19.04%	17.26%	18.26%	N/A	N/A
5 year return	11.27%	80.96%	11.86%	75.10%	N/A	N/A
10 year return	3.55%	50.32%	3.48%	40.76%	N/A	N/A
Since Inception*	7.78%	308.55%	7.43%	263.29%	N/A	8.39%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class C 11/01/99; Class W 4/20/17.

**  The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2017, the AIG Strategic Value Fund Class A returned 12.19% compared to 18.30% for the Russell 3000® Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Select Dividend Growth Fund Class A shares returned 17.19% (before maximum sales charge) for the 12 months ended October 31, 2017. The Fund underperformed its benchmark, the Russell 1000 Index,* which returned 23.67%.

The Fund's principal investment strategy is based on a rules-based approach that uses both growth and value criteria to invest in dividend-paying stocks. The Fund uses this disciplined stock approach to screen the Russell 1000 Index and identify 40 stocks with historical dividend growth and attractive valuation and profitability characteristics.

During the annual period ended October 31, 2017, individual stock selection was the primary driver of the Fund's underperformance. From a sector perspective, stock selection in Consumer Discretionary, Information Technology and Financials detracted. Having an overweight in Consumer Discretionary, which underperformed the Russell 1000 Index during the annual period, and having underweighted allocations to Financials and Information Technology, which were the two best-performing sectors in the Russell 1000 Index during the annual period, further detracted from relative results. Only partially offsetting these detractors was effective stock selection in Materials, Industrials and Energy, which contributed positively. Also boosting the Fund's relative results was having an overweight to Industrials, which outpaced the Russell 1000 Index during the annual period; having underweighted allocations to Energy and Telecommunication Services, which each lagged the Russell 1000 Index during the annual period; and having no exposure to Utilities and Real Estate, which also each significantly underperformed the Russell 1000 Index during the annual period.

The Fund was hurt most during the annual period by positions in insurance company AmTrust Financial Services, restaurant operator Brinker International, department store retailer Macy's, semiconductor manufacturer QUALCOMM and fashion retailer Nordstrom. Conversely, among the leading individual positive contributors to the Fund's results were aerospace and defense company Boeing, hospitality company Wyndham Worldwide, employment services provider Manpower Group, agricultural crop nutrients producer Mosaic and consumer electronics, appliance and home entertainment retailer Best Buy.

Past performance is no guarantee of future results.

*  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in AIG Select Dividend Growth Fund Class A shares would be valued at $12,743. The same amount invested in securities mirroring the performance of the Russell 1000® Index** would be valued at $14,578.

	Class A		Class C		Class W
SunAmerica Select Dividend Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	10.46%	17.19%	15.34%	16.34%	17.37%	17.37%
Since Inception*	7.17%	35.25%	8.14%	31.51%	9.07%	35.51%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 5/02/14; Class C 5/02/14; Class W 5/02/14.

**  The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2017, the AIG Select Dividend Growth Fund Class A returned 10.46% compared to 23.67% for the Russell 1000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

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AIG Funds

Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

Officers

John T. Genoy, President
and Chief Executive Officer

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

James Nichols, Vice President

Kara Murphy, Vice President

Gregory N. Bressler, Secretary

Kathleen Fuentes, Chief Legal Officer
and Assistant Secretary

Christopher C. Joe, Chief Compliance Officer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Distributor

AIG Capital Services, Inc.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Shareholder Servicing Agent

AIG Fund Services, Inc.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to securities held in the Funds which is available in the Series' Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. PORTFOLIOS

Information regarding how SunAmerica Series, Inc. Funds voted proxies relating to securities held in the SunAmerica Series, Inc. Funds during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Series is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Series' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to AIG Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.aig.com/funds
2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

FOANN - 10/17

aig.com/funds

Item 2.       Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended October 31, 2017, there were no reportable waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”). During the fiscal year ended October 31, 2017, however, there were reportable amendments to the Code that apply to the Covered Officers, and that relate to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.  In particular, the Code has been amended to provide an enhanced description of the Covered Officers’ responsibilities, which include a responsibility to observe the ethical principles contained in the Code.

Item 3.       Audit Committee Financial Expert.

Currently, the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert,” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Directors believes that the members of the Audit Committee have substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the members are qualified to evaluate the registrant’s financial statements, supervise the registrant’s preparation of its financial statements, and oversee the work of the registrant’s independent auditors.

Item 4.       Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2017
(a) Audit Fees	$144,277	$154,004
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$84,376	$84,001
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2016	2017
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)          (1)         The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2016 and 2017 were $99,784 and $99,289 respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.  Controls and Procedures.

(a)         An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)         (1)         Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)         Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2018

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: January 8, 2018